   As filed with the Securities and Exchange Commission on February 27, 1998


                                                       Registration Nos. 333-447
                                                                        811-7505
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

                         Pre-Effective Amendment No.                      [ ]


                       Post-Effective Amendment No. 3                     [X]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]


                               Amendment No. 6                            [X]

                        (Check appropriate box or boxes)

                               INTRUST FUNDS TRUST
               (Exact name of Registrant as specified in charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                (Address of Principal Executive Offices Zip Code)

       Registrant's Telephone Number, including Area Code: (888) 266-8787



                                 William Tomko
                              BISYS Fund Services
                               3435 Stelzer Road
                              Columbus, Ohio 43219
                    (Name and Address of Agent for Service)


                                    Copy to:
                             Steven R. Howard, Esq.
                                Baker & McKenzie
                                805 Third Avenue
                            New York, New York 10022



             It is proposed that this filing will become effective:

                X   immediately upon filing pursuant to Rule 485(b)
             ------

                    on         , 1998 pursuant to Rule 485(b)
             ------

                    60 days after filing pursuant to Rule 485(a)
             ------

                    on         , 1998 pursuant to Rule 485(a)
             ------


Title of Securities being registered ............ Shares of Beneficial Interest.

Registrant has adopted a master-feeder operating structure for the International Multi-Manager Stock Fund. In that regard, this Post-Effective Amendment includes the signature pages for the AMR Investment Services Trust with respect to the International Equity Portfolio only.

                               INTRUST FUNDS TRUST
                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)
                        Under the Securities Act of 1933

                                MONEY MARKET FUND
                              SHORT-TERM BOND FUND
                                   STOCK FUND
                             INTERMEDIATE BOND FUND
                     INTERNATIONAL MULTI-MANAGER STOCK FUND
                            KANSAS TAX-EXEMPT BOND FUND


Part A                                                                           Prospectus Caption
------                                                                           ------------------
Item 1.                        Cover Page                                        Cover Page


Item 2.                        Synopsis                                         Fund Expenses ;  Fee Table


Item 3.                        Condensed Financial
                               Information.                                      Financial Highlights


Item 4.                        General Description of                            The Investment Policies
                               Registrant.                                       and Practices of the
                                                                                 Funds

Item 5.                        Management of the Fund.                           Management of the Fund


Item 5A.                       Management Discussion of  Fund                    Not Applicable
                               Performance.

Item 6.                        Capital Stock and Other                           Dividends, Distributions
                               Securities                                        and Federal Income Tax;
                                                                                 Other Information



Item 7.                        Purchase of Securities                         Fund Share Valuation;
                               Being Offered                                  Pricing and Purchase of
                                                                              Fund Shares


Item 8.                        Redemption or Repurchase                       Redemption of  Fund Shares


Item 9.                        Legal Proceedings                                 Not Applicable

                              INTRUST FUNDS TRUST
                    3435 STELZER ROAD, COLUMBUS, OHIO 43219

                        GENERAL AND ACCOUNT INFORMATION:
                                 (888) 266-8787

                 INSTITUTIONAL PREMIUM CLASS AND INSTITUTIONAL
                            SERVICE CLASS PROSPECTUS

                    INTRUST BANK, N.A. -- INVESTMENT ADVISER
                          ("INTRUST" OR THE "ADVISER")

                             BISYS FUND SERVICES --
                ADMINISTRATOR, SPONSOR AND DISTRIBUTOR ("BISYS")
--------------------------------------------------------------------------------


    This Prospectus describes six funds, one money market fund (the "Money Market Fund") and five non-money market funds (the "Non Money Market Funds") (each a "Fund" and collectively, the "Funds"), all of which are managed by INTRUST. The Funds and their investment objectives are:


    - THE MONEY MARKET FUND SEEKS TO PROVIDE INVESTORS WITH CURRENT INCOME, LIQUIDITY AND THE MAINTENANCE OF A STABLE NET ASSET VALUE OF $1.00 PER SHARE BY INVESTING IN HIGH QUALITY, SHORT-TERM OBLIGATIONS.

    - THE SHORT-TERM BOND FUND SEEKS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH LIQUIDITY AND SAFETY OF PRINCIPAL BY INVESTING PRIMARILY IN INVESTMENT GRADE SHORT-TERM OBLIGATIONS.

    - THE INTERMEDIATE BOND FUND SEEKS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH MANAGING FOR TOTAL RETURN BY INVESTING IN FIXED INCOME SECURITIES.

    - THE STOCK FUND SEEKS TO PROVIDE INVESTORS WITH LONG-TERM CAPITAL APPRECIATION.


    - THE INTERNATIONAL MULTI-MANAGER STOCK FUND SEEKS TO PROVIDE INVESTORS WITH LONG-TERM CAPITAL APPRECIATION BY INVESTING IN EQUITY SECURITIES OF ISSUERS BASED OUTSIDE OF THE UNITED STATES. THE INTERNATIONAL MULTI-MANAGER STOCK FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE INTERNATIONAL EQUITY PORTFOLIO (THE "PORTFOLIO") OF THE AMR INVESTMENT SERVICES TRUST.



    - THE KANSAS TAX-EXEMPT BOND FUND SEEKS TO PRESERVE CAPITAL WHILE PRODUCING CURRENT INCOME THAT IS EXEMPT FROM BOTH FEDERAL AND KANSAS STATE INCOME TAXES.



    This Prospectus describes the two Classes of shares of each Fund, the Institutional Service Class and the Institutional Premium Class shares. See "Other Information--Capitalization Structure." The Funds are separate investment funds of INTRUST Funds Trust (the "Trust"), a Delaware business trust and registered open-end, diversified management investment company.


    The International Multi-Manager Stock Fund, unlike other mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in another mutual fund whose investment objective and policies are substantially identical. This two-tiered investment approach is commonly referred to as a master feeder fund structure.

    AN INVESTMENT IN SHARES OF THE TRUST IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, INTRUST OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY, AND MAY INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN ANY OF THE FUNDS AND SHOULD BE READ AND RETAINED FOR INFORMATION ABOUT EACH FUND.


    A Statement of Additional Information (the "SAI"), dated March 2, 1998, containing additional and more detailed information about the Funds has been filed with the Securities and Exchange Commission ("SEC") and is available, along with other materials, on the SEC Internet Web Site (htpp://www.sec.gov). The SAI is incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address or information number printed above.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                 The Date of this Prospectus is March 2, 1998.

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
FUND EXPENSES...............................................       1
FEE TABLE...................................................       1
FINANCIAL HIGHLIGHTS........................................       5
HIGHLIGHTS..................................................       8
THE INVESTMENT POLICIES AND PRACTICES OF THE FUNDS..........      17
INVESTMENT RESTRICTIONS.....................................      34
RISKS OF INVESTING IN THE FUNDS.............................      35
MANAGEMENT OF THE FUNDS.....................................      39
FUND SHARE VALUATION........................................      49
PURCHASE OF FUND SHARES.....................................      52
MINIMUM PURCHASE REQUIREMENTS...............................      53
INDIVIDUAL RETIREMENT ACCOUNTS..............................      53
EXCHANGE OF FUND SHARES.....................................      54
REDEMPTION OF FUND SHARES...................................      54
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX.............      57
OTHER INFORMATION...........................................      62
APPENDIX....................................................     A-1


                                       (i)

                                 FUND EXPENSES


     The following expense table lists the costs and expenses that an investor in the Institutional Service Class of shares will incur either directly or indirectly as a shareholder of a Fund. The information is based upon expenses for the Funds for the fiscal year ended October 31, 1997, adjusted to reflect anticipated expense levels and currently effective waivers and reimbursements. Shareholders in the Institutional Premium Class of shares may be subject to an additional shareholder servicing charge of up to 0.50% of average daily net assets (see "Fee Table" on following page).


                                   FEE TABLE


                          INSTITUTIONAL SERVICE CLASS



                                  MONEY                                             INTERNATIONAL     KANSAS
                                  MARKET   SHORT-TERM   INTERMEDIATE                MULTI-MANAGER   TAX-EXEMPT
                                   FUND    BOND FUND     BOND FUND     STOCK FUND    STOCK FUND     BOND FUND
                                  ------   ----------   ------------   ----------   -------------   ----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)...............   None       None          None          None           None          None
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering
  price)........................   None       None          None          None           None          None
Deferred Sales Load (as a
  percentage of redemption
  proceeds).....................   None       None          None          None           None          None
Redemption Fees1................   None       None          None          None           None          None
Exchange Fees...................   None       None          None          None           None          None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average
  net assets)
Management Fees (after waivers
  and reimbursements)2..........  0.15%      0.19%         0.29%         0.87%          0.82%         0.14%
12b-1 Fees (after waivers)3.....  0.00%      0.00%         0.00%         0.00%          0.00%         0.00%
Other Expenses (after waivers
  and reimbursements)4..........  0.54%      0.50%         0.52%         0.45%          0.60%         0.36%
                                  -----      -----         -----         -----          -----         -----
Total Portfolio Operating
  Expenses (after waivers and
  reimbursements)2..............  0.69%      0.69%         0.81%         1.32%          1.42%5        0.50%
                                  =====      =====         =====         =====          =====         =====


     The Purpose of the above table is to assist a shareholder in the Institutional Service Class of shares in understanding the various costs and expenses that an investor in the Funds will bear.
---------------

1 Shareholders may be charged a wire redemption fee by their bank for receiving a wire payment on their behalf.


2 Absent waivers and reimbursements, Management Fees, 12b-1 Fees, Other Expenses and Total Portfolio Operating Expenses would be 0.25%, 0.25%, 0.54% and 1.04% for the Money Market Fund; 0.40%, 0.25%, 0.50% and 1.15% for the Short-Term Bond Fund; 0.40%, 0.25%, 0.52% and 1.17% for the Intermediate Bond Fund; 1.00%, 0.25%, 0.45% and 1.70% for the Stock Fund;

  1.25%, 0.25%, 0.93% and 2.43% for the International Multi-Manager Stock Fund; and 0.30%, 0.25%, 0.29% and 0.84% for the Kansas Tax-Exempt Bond Fund, respectively.


3 The fee under each Fund's Distribution Plan and Agreement is calculated on the basis of the average net assets of each Fund at an annual rate not to exceed 0.25%.

4 Includes a fee of 0.08% for shareholder servicing.


5 The International Multi-Manager Stock Fund pays BISYS a 0.12% administrative fee (0.15% without waivers) and has other expenses of 0.38% and the Portfolio pays advisory and administrative fees, of which the International Multi-Manager Stock Fund bears its pro rata portion. The Trust's Board of Trustees believes that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in foreign securities. Management Fees are 0.48% at the Portfolio level and 0.35% at the Fund level (0.40% at the Fund level without waivers).


EXAMPLE:1

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:


                             MONEY                                             INTERNATIONAL     KANSAS
                             MARKET   SHORT-TERM   INTERMEDIATE                MULTI-MANAGER   TAX-EXEMPT
                              FUND    BOND FUND     BOND FUND     STOCK FUND    STOCK FUND     BOND FUND
                             ------   ----------   ------------   ----------   -------------   ----------
1 year.....................   $  7       $  7          $  8          $ 13          $ 14           $  5
3 years....................   $ 22       $ 22          $ 26          $ 42          $ 45           $ 16
5 years....................   $ 38       $ 38          $ 45          $ 72          $ 78           $ 28
10 years...................   $ 86       $ 86          $100          $159          $170           $ 63
Without Waivers or
  Reimbursements:
1 year.....................   $ 11       $ 12          $ 12          $ 17          $ 25           $  9
3 years....................   $ 33       $ 37          $ 37          $ 54          $ 76           $ 27
5 years....................   $ 57       $ 63          $ 64          $ 92          $130           $ 47
10 years...................   $127       $140          $142          $201          $277           $104


---------------


1 This example should not be considered a representation of past or future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return; actual return may be greater or less than the assumed amount.

     The following expense table lists the costs and expenses that an investor in the Institutional Premium Class of shares will incur either directly or indirectly as a shareholder of a Fund. The information is based upon expenses for the Funds for the fiscal year ended October 31, 1997, adjusted to reflect anticipated expense levels and currently effective waivers and reimbursements. Shareholders in the Institutional Premium Class of shares may be subject to an additional shareholder servicing charge of up to 0.50% of average daily net assets to which Institutional Service Class shareholders are not subject.


                                   FEE TABLE


                          INSTITUTIONAL PREMIUM CLASS



                             MONEY                                             INTERNATIONAL     KANSAS
                             MARKET   SHORT-TERM   INTERMEDIATE                MULTI-MANAGER   TAX-EXEMPT
                              FUND    BOND FUND     BOND FUND     STOCK FUND    STOCK FUND     BOND FUND
                             ------   ----------   ------------   ----------   -------------   ----------
SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Sales Load Imposed
  on Purchases (as a
  percentage of offering
  price)...................   None       None          None          None          None           None
Maximum Sales Load Imposed
  on Reinvested Dividends
  (as a percentage of
  offering price)..........   None       None          None          None          None           None
Deferred Sales Load (as a
  percentage of redemption
  proceeds)................   None       None          None          None          None           None
Redemption Fees1...........   None       None          None          None          None           None
Exchange Fees..............   None       None          None          None          None           None
ANNUAL FUND OPERATING
  EXPENSES
  (as a percentage of
    average net assets)
Management Fees (after
  waivers and
  reimbursements)2.........  0.15%      0.19%         0.29%         0.87%         0.82%          0.14%
12b-1 Fees (after
  waivers)3................  0.00%      0.00%         0.00%         0.00%         0.00%          0.00%
Other Expenses (after
  waivers and
  reimbursements)4.........  1.04%      1.00%         1.02%         0.95%         1.10%          0.86%
                              ----       ----          ----          ----          ----           ----
Total Portfolio Operating
  Expenses (after waivers
  and reimbursements)2.....  1.19%      1.19%         1.31%         1.82%         1.92%5         1.00%
                              ====       ====          ====          ====          ====           ====


     The purpose of this table is to assist a shareholder in the Institutional Premium Class of shares in understanding the various costs and expenses that an investor in the Funds will bear.
---------------

1 Shareholders may be charged a wire redemption fee by their bank for receiving a wire payment on their behalf.

2 Absent waivers and reimbursements, Management Fees, 12b-1 Fees, Other Expenses and Total Portfolio Operating Expenses would be 0.25%, 0.25%, 1.04% and 1.54% for the Money Market Fund; 0.40%, 0.25%, 1.00% and 1.65% for the Short-Term Bond Fund; 0.40%, 0.25%, 1.02% and 1.67% for the Intermediate Bond Fund; 1.00%, 0.25%, 0.95% and 2.20% for the Stock Fund; 1.25%, 0.25%, 1.43% and
  2.93% for the International Multi-Manager Stock Fund; and 0.30%, 0.25%, 0.79% and 1.34% for the Kansas Tax-Exempt Bond Fund, respectively.


3 The fee under each Fund's Distribution Plan and Agreement is calculated on the basis of the average net assets of each Fund at an annual rate not to exceed 0.25%.

4 Other expenses include a fee of 0.08% for shareholder servicing and an additional fee of 0.50% for recordkeeping, communicating with and education of shareholders, fiduciary services (excluding investment management) and asset allocation services. Compensation to salespersons may vary depending upon which class is sold.


5 The International Multi-Manager Stock Fund pays BISYS a 0.12% administrative fee (0.15% without waivers) and has other expenses of 0.88% and the Portfolio pays advisory and administrative fees, of which the International Multi-Manager Stock Fund bears its pro rata portion. The Trust's Board of Trustees believes that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in foreign securities. Management Fees are 0.48% at the Portfolio level and 0.35% at the Fund level (0.40% at the Fund level without waivers).


  EXAMPLE:*

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:


                             MONEY                                             INTERNATIONAL     KANSAS
                             MARKET   SHORT-TERM   INTERMEDIATE                MULTI-MANAGER   TAX-EXEMPT
                              FUND    BOND FUND     BOND FUND     STOCK FUND    STOCK FUND     BOND FUND
                             ------   ----------   ------------   ----------   -------------   ----------
1 year.....................   $ 12       $ 12          $ 13          $ 18          $ 19           $ 10
3 years....................   $ 38       $ 38          $ 42          $ 57          $ 60           $ 32
5 years....................   $ 65       $ 65          $ 72          $ 99          $104           $ 55
10 years...................   $144       $144          $158          $214          $224           $122
Without Waivers or
  Reimbursements:
1 year.....................   $ 16       $ 17          $ 17          $ 22          $ 30           $ 14
3 years....................   $ 49       $ 52          $ 53          $ 69          $ 91           $ 42
5 years....................   $ 84       $ 90          $ 91          $118          $154           $ 73
10 years...................   $183       $195          $198          $253          $325           $161


---------------


* This example should not be considered a representation of past or future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return; actual return may be greater or less than the assumed amount.

                               FINANCIAL HIGHLIGHTS



     The following tables present per share financial information for the periods ended October 31, 1997 for each Fund. Each of the Financial Highlights has been audited by KPMG Peat Marwick LLP, independent public accountants, whose report on the financial statements of the Funds appears in the Funds' Annual Report for the fiscal year ended October 31, 1997 (the "Annual Report"). These statements should be read in conjunction with the "Report of Independent Accountants," the other audited financial statements and related notes which are contained in the Annual Report. Additional performance information is set forth in the Annual Report which is available upon request and without charge by calling (888) 266-8787.



                                                                                     INTERNATIONAL     KANSAS
                               MONEY      SHORT-TERM    INTERMEDIATE                 MULTI-MANAGER   TAX-EXEMPT
                            MARKET FUND    BOND FUND     BOND FUND     STOCK FUND     STOCK FUND     BOND FUND
                            1/23/97 TO    1/21/97 TO     1/21/97 TO    1/21/97 TO     1/20/97 TO     9/1/97 TO
                            10/31/97(A)   10/31/97(A)   10/31/97(A)    10/31/97(A)    10/31/97(A)    10/31/97+
                            -----------   -----------   ------------   -----------   -------------   ----------
Net Asset Value, Beginning
  of Period...............    $ 1.000       $ 10.00       $ 10.00        $ 10.00        $ 10.00       $  10.66
Investment Activities:
  Net investment income...      0.038          0.42          0.45           0.04           0.11           0.09
  Net realized and
    unrealized gains
    (losses) from
    investments...........         --          0.08          0.21           1.27           0.86           0.07
    Total from Investment
      Activities..........      0.038          0.50          0.66           1.31           0.97           0.16
Distributions
  Net investment income...     (0.038)        (0.42)        (0.45)            --             --          (0.09)
    Total Distributions...     (0.038)        (0.42)        (0.45)            --             --          (0.09)
Net Asset Value, End of
  Period..................    $ 1.000       $ 10.08       $ 10.21        $ 11.31        $ 10.97       $  10.73
Total Return(b)...........       3.86%         5.13%         6.77%         13.10%          9.70%          1.51%
Ratios/Supplementary Data:
  Net Assets at end of
    period (000)..........    $55,566       $52,682       $46,492        $79,834        $41,135       $103,616
  Ratio of expenses to
    average net
    assets(c).............       0.71%         0.78%         0.90%          1.41%          1.42%          0.21%
  Ratio of net investment
    income to average net
    assets(c).............       4.92%         5.48%         5.83%          0.63%          1.91%          5.10%
  Ratio of expenses to
    average net
    assets*(c)............       1.11%         1.25%         1.27%          1.80%          1.75%          0.82%
  Ratio of net investment
    income to average net
    assets*(c)............       4.52%         5.01%         5.46%          0.24%          1.58%          4.49%
  Portfolio turnover......      84.41%       108.73%        71.76%          5.87%
  Average commission rate
    paid(d)...............                                               $ 0.056


---------------


 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



 + Formerly the Kansas Tax Free Income Portfolio of the SEI Tax-Exempt Trust.
   Effective September 1, 1997, The Kansas Tax-Exempt Bond Fund changed its fiscal year end from August 31 to October 31.

(a) Period from commencement of operations.



(b) Not annualized.



(c) Annualized.



(d) Represents the dollar amount of commission paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.



KANSAS TAX-EXEMPT BOND FUND



     The following Financial Highlights are that of the Fund and its predecessor fund, the Kansas Tax Free Income Portfolio (the "SEI Fund"). Prior to the reorganization of the SEI Fund with and into the Fund on May 17, 1997, the Fund had not commenced operations. The following financial highlights for fiscal year ended August 31, 1997 have been audited by KPMG Peat Marwick LLP, independent public accountants to the Fund. This information, as it relates to fiscal year ended August 31, 1997, should be read in conjunction with the Fund's financial statements and notes thereto which appear, along with the report of KPMG Peat Marwick LLP, in the Fund's Annual Report to Shareholders for the Year Ended August 31, 1997 (the "Kansas Tax-Exempt Bond Fund Annual Report"). Additional performance information is set forth in the Kansas Tax-Exempt Bond Fund Annual Report, which is available upon request and without charge by calling (888) 266-8787. The financial highlights for fiscal years ended August 31, 1991 through 1996 were audited by Arthur Andersen LLP, independent public accountants to the SEI Fund and should be read in conjunction with the respective period financial statements and notes thereto included in the annual reports of the SEI Funds.

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                     KANSAS TAX-EXEMPT BOND FUND(A)
                             -------------------------------------------------------------------------------
                                                               YEARS ENDED AUGUST 31,
                             9/1/97 TO   -------------------------------------------------------------------
                             10/31/97     1997      1996      1995      1994      1993      1992      1991
                             ---------   -------   -------   -------   -------   -------   -------   -------
Net Asset Value, beginning
  of period................  $  10.66    $ 10.51   $ 10.63   $ 10.47   $ 10.91   $ 10.50   $ 10.13   $ 10.00
Investment Activities:
  Net investment income....      0.09       0.55      0.56      0.57      0.57      0.58      0.60      0.42
  Net realized and
    unrealized gains
    (losses) from
    investments............      0.07       0.19     (0.12)     0.16     (0.42)     0.46      0.37      0.08
    Total from Investment
      Activities:..........      0.16       0.74      0.44      0.73      0.15      1.04      0.97      0.50
Distributions:
  Net investment income....     (0.09)     (0.59)    (0.56)    (0.57)    (0.57)    (0.58)    (0.59)    (0.37)
  Net realized gains.......        --         --        --        --     (0.02)    (0.05)    (0.01)       --
    Total Distributions....     (0.09)     (0.59)    (0.56)    (0.57)    (0.59)    (0.63)    (0.60)    (0.37)
Net Asset Value, end of
  period...................  $  10.73    $ 10.66   $ 10.51   $ 10.63   $ 10.47   $ 10.91   $ 10.50   $ 10.13
Total Return...............      1.51%      7.27%     4.23%     7.23%     1.41%    10.38%     9.78%     5.12%
Ratios/Supplementary Data:
  Net assets at end of
    period (000)...........  $103,616    $96,780   $72,066   $65,834   $62,346   $58,197   $45,609   $29,242
  Ratio of expenses to
    average net assets.....      0.21%**    0.21%     0.21%     0.21%     0.21%     0.21%     0.22%     0.31%**
  Ratio of net investment
    income to average net
    assets.................      5.10%**    5.20%     5.31%     5.47%     5.36%     5.56%     5.87%     5.85%**
  Ratio of expenses to
    average net assets*....      0.82%**    0.62%     0.51%     0.51%     0.54%     0.51%     0.52%     0.61%**
  Ratio of net investment
    income to average net
    assets*................      4.49%**    4.79%     5.01%     5.17%     5.03%     5.26%     5.57%     5.55%**
Portfolio turnover.........      5.87%      8.78%    12.71%    17.60%    10.57%    23.04%    12.69%    21.82%**


---------------


  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



 ** Annualized.



(a) Effective September 1, 1997, the Fund changed its fiscal year end from August 31 to October 31.

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS


     This Prospectus describes six funds, one money market fund and five non-money market funds, all of which are managed by INTRUST. Each Fund has distinct investment objectives and policies.


     As a matter of fundamental policy, notwithstanding any limitation otherwise, each Fund is authorized to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

MONEY MARKET FUND:

     MONEY MARKET FUND. The investment objective of the Money Market Fund is to provide investors with current income, liquidity and the maintenance of a stable net asset value of $1.00 per share by investing in high quality, U.S. dollar-denominated short-term obligations which are determined by the Adviser to present minimal credit risks.


     The Money Market Fund may invest in obligations permitted to be purchased under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act") including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) commercial paper, loan participation interests, medium-term notes, asset-backed securities and other promissory notes, including floating or variable rate obligations; and (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bearer deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Money Market Fund will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") such as "A-1" by Standard & Poor's Corporation ("S&P") and "P-1" by Moody's Investors Services, Inc., ("Moody's"); (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board and subject to ratification by the Board. The Money Market Fund may also purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis.


     The Money Market Fund will concentrate its investments in obligations issued by the banking industry. Concentration in this context means the investment of more than 25% of the Money Market Fund's assets in such industry. However, for temporary defensive purposes during periods when the Adviser believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Money Market Fund will not maintain this concentration. The Money Market Fund's policy of concentration in the banking industry increases the Fund's exposure to market conditions prevailing in that industry.

     The Money Market Fund may also invest in variable rate master demand obligations which are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand obligations are direct lending arrangements between the

Money Market Fund and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable rate master demand obligation generally will not exceed seven days. To the extent this period is exceeded, the obligation in question would be considered illiquid. Issuers of variable rate master demand obligations must satisfy the same criteria as set forth for other promissory notes (e.g.,commercial paper). The Money Market Fund will invest in variable rate master demand obligations only when such obligations are determined by the Adviser, pursuant to guidelines established by the Board of Trustees, to be of comparable quality to rated issuers or instruments eligible for investment by the Money Market Fund. In determining dollar-weighted average portfolio maturity, a variable rate master demand obligation, the principal amount of which must unconditionally be paid in 397 calendar days, will be deemed to have a maturity equal to the earlier of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand. A variable rate master demand obligation, the principal amount of which is scheduled to be paid in more than 397 calendar days, that is subject to a demand feature, shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal mount can be recovered through demand.


Amortized Cost Method of Valuation for the Money Market Fund

     Portfolio investments of the Money Market Fund are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. Obligations in which the Money Market Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Money Market Fund will not exceed 90 days. See the SAI for an explanation of the amortized cost valuation method.

     On behalf of the Fund, the Adviser has entered into a subadvisory agreement with AMR Investment Services, Inc. ("AMR") pursuant to which AMR will provide investment advisory services to the Fund.

NON-MONEY MARKET FUNDS:

     SHORT-TERM BOND FUND. The objective of the Short-Term Bond Fund is to seek as high a level of current income as is consistent with liquidity and safety of principal by investing primarily in investment grade short-term obligations. At least 65% of its total assets will be invested in bonds that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's, S&P or Fitch Investors Services, Inc., or which are unrated and determined by the Adviser to be of comparable quality.

     The Fund invests in fixed income securities such as U.S. Government Securities, corporate bonds and asset backed securities (including mortgage backed securities).

     The Fund invests in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 12 years and seeks to maintain an average dollar-weighted portfolio maturity of between 1 and 3 years. For purposes of this Fund a "bond" is defined as a debt instrument with a fixed interest rate.

     On behalf of the Fund, the Adviser has entered into a subadvisory agreement with Galliard Capital Management, Inc. ("Galliard") pursuant to which Galliard will provide investment advisory services to the Fund.

     INTERMEDIATE BOND FUND. The investment objective of the Intermediate Bond Fund is to provide as high a level of current income as is consistent with managing for total return by investing at least 65% of its total assets in fixed income securities. The Fund invests primarily in high quality fixed income securities such as U.S. Government securities, corporate bonds and asset-backed securities (including mortgage-backed securities). A minimum of 65% of the Fund's total assets will be invested in securities rated "A" or better by a primary credit rating agency and the Fund will seek to maintain a minimum average portfolio quality rating of "AA." All securities will be rated "BBB" or better by a primary credit rating agency at the time of purchase. Fixed income securities downgraded to below BBB subsequent to purchase may be retained in the portfolio when deemed by the Adviser to be in the best interest of Fund shareholders. The Fund may also invest in convertible securities, preferred stocks and debt of foreign governments or corporations. Futures and/or options may be used to hedge the portfolio against reinvestment and interest rate risk when deemed necessary. For purposes of this Fund, a "bond" is defined as a debt instrument with a fixed interest rate. The dollar-weighted average maturity of the Intermediate Bond Fund will generally range between three and ten years.

     On behalf of the Fund, the Adviser has entered into a subadvisory agreement with Galliard pursuant to which Galliard will provide investment advisory services to the Fund.


     KANSAS TAX-EXEMPT BOND FUND. The investment objective of the Kansas Tax-Exempt Bond Fund is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes. The Fund invests primarily in municipal obligations with maturities generally ranging 1 to 15 years. It is the intent of the Adviser to maintain an effective average weighted maturity between 7 and 12 years. However, when the Adviser determines that the market conditions so warrant, the Kansas Tax-Exempt Bond Fund can maintain an average weighted maturity of less than 7 years.



     Under normal conditions, the Fund will invest at least 80% of its net assets in municipal obligations which produce interest that is, in the opinion of bond counsel, exempt from federal income tax (collectively "Municipal Obligations"). This investment policy is a fundamental policy of the Fund. At least 65% of the Fund's total assets will be invested in Municipal Obligations which are exempt from Kansas state income taxes. The remainder of the Fund may be invested in Municipal Obligations of other states (see "Investment Policies and Practices of the Funds"--"Municipal Commercial Paper", "Municipal Leases", "Municipal Notes" and "Municipal Bonds"). Under normal conditions, the Fund will also invest at least 80% of its net assets in securities the income from which is not subject to the alternative minimum tax. Although it has no present intention of doing so, the Fund may invest up to 20% of its assets in taxable securities for defensive purposes or when sufficient tax exempt securities considered appropriate by the Adviser are not available for purchase. The taxable instruments in which the Kansas Tax-Exempt Bond Fund may invest consist of U.S. Treasury obligations; obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities whether or not backed by the full faith and credit of the U.S. Government; certificates of deposit, bankers acceptances and time deposits of U.S. commercial banks or savings and loan institutions (not including foreign branches of U.S. banks or U.S. branches of foreign banks) which are members of the Federal Reserve System, the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation and which have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; and repurchase agreements involving any of the foregoing obligations.


     STOCK FUND. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective through investing at least 80% of its assets in equity securities and at least 65% of its assets in preferred and common stocks issued by companies with large market capitalizations that the Adviser believes sell at reasonable prices relative to their projected earnings. The Adviser's investment goal is to participate in up markets while cushioning the portfolio during a downturn. A company with a market capitalization (outstanding shares multiplied by price per share) of over $5 billion is considered to have large market capitalization, although the Fund may also invest to a limited degree in companies that have a market capitalization between $1 billion and $5 billion. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, ADRs, and warrants. There is no minimum credit standard with respect to convertible securities in which the Fund invests, which may give such securities primarily speculative characteristics. The Fund will normally be invested as fully as practicable (at least 80%) in equity securities and will normally invest at least 65% of its assets in companies with large market capitalizations. The Fund may also invest in high-quality debt securities.


     On behalf of the Fund, the Adviser has entered into a subadvisory agreement with ARK Asset Management Co., Inc. ("ARK") pursuant to which ARK will provide investment advisory service to the Fund.


     The Fund will be managed in accordance with the investment philosophy that ARK has employed for more than ten years in managing large capitalization, value-oriented accounts. As a value adviser, ARK seeks large capitalization issues that sell at attractive prices relative to their projected earnings. ARK believes this approach will permit the Fund to participate in rising markets and help temper losses in declining markets. In managing the Fund, ARK seeks to outperform the S&P 500 Index over a full market cycle with particular emphasis on minimizing losses during declining markets.

     The Fund's assets may be invested in U.S. Government securities and in certain short-term, high-quality debt instruments for the following purposes:
(i) to meet anticipated day-to-day operating expenses; (ii) pending the Portfolio Manager's ability to invest cash inflows; (iii) to invest if Fund assets are insuffi-cient for effective investment in equities; (iv) to permit the Fund to meet redemption requests; and (v) for temporary defensive purposes. The Fund will normally invest in short-term debt instruments that do not have a maturity of greater than one year. The short-term instruments in which the Fund may invest include: (i) short-term obligations of the U.S. Government, foreign governments and their agencies, instrumentalities, authorities or political subdivisions;
(ii) other high-quality short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; (v) money market funds; and
(vi) repurchase agreements.


     INTERNATIONAL MULTI-MANAGER STOCK FUND. The investment objective of the International Multi-Manager Stock Fund is to realize long-term capital appreciation. This Fund seeks to achieve its investment objective by investing all of its investable assets in the International Equity Portfolio, a series of the AMR Investment Services Trust (the "AMR Trust"). The Portfolio's predecessor Fund, the American AAdvantage International Equity Fund, a series of the American AAdvantage Funds, commenced operations on August 7, 1991. On November 1, 1995, the American AAdvantage Funds reorganized into a master-feeder structure. As part of the reorganization, the AMR Trust was created to serve as the "master" trust and the American AAdvantage funds served as one of the initial "feeder" trusts.



     The Fund has a fundamental policy that allows it to invest all of its investable assets in another investment company such as the Portfolio. All other fundamental investment policies and non-fundamental investment policies of the Fund and the Portfolio are identical. Although the following discusses the AMR Investment Services Trust Board of Trustees ("AMR Trust Board") and the investment policies of the Portfolio, it applies equally to the Trust's Board of Trustees and the Fund. The Fund may withdraw its investment from the Portfolio at any time if the Board determines that it is in the best interest of the Fund and its shareholders to do so. In such event, the Board would consider alternative arrangements such as investing all of the Portfolio's assets in another investment company with the same investment objective as the Fund. No assurance exists that satisfactory alternative arrangements would be available. AMR currently receives an investment management fee for its services to the Portfolio in the amount of 0.48% of the average daily net assets of the Portfolio. See "Other Information--International Multi-Manager Stock Fund Structure." INTRUST may receive up to 0.40% of the Fund's average daily net assets for providing advisory services to the Fund, which services include selecting the Portfolio or other investment company in which the Fund invests, monitoring such entity's performance, coordinating the Fund's relationship with such entity, and communicating with the Fund's Board of Trustees and shareholders regarding such entity's performance and the Fund's two tier structure. INTRUST has agreed not to charge its advisory fee to the Fund in an amount in excess of 0.35% of the average daily net assets of the Fund. Such waiver may be discontinued at any time upon notice by the investment advisers to the Fund. INTRUST may receive up to 1.25% of the Fund's average daily net assets for providing advisory services in the event the Fund does not invest all of its investable assets in the Portfolio or another investment company.

     The Trust's Board of Trustees believes that the Fund will achieve certain efficiencies and economies of scale through the master-feeder structure, and that the aggregate expenses of the Fund will be less than if the Fund invested directly in the securities held by the Portfolio. However, other investment companies that offer their shares to the public also may invest all or substantially all of their assets in the Portfolio. Accordingly, there may be other investment companies through which investors can invest indirectly in the Portfolio. The fees charged by such other investment companies may be higher or lower than those charged by the Fund, which may reflect, among other things, differences in the nature and level of the services and features offered by such companies to their investors. Information about the availability of other investment companies that invest in the Portfolio can be obtained by calling
(800) 967-9009.



     The Portfolio invests primarily in a diversified portfolio of equity securities of issuers based outside the United States. AMR Investment Services, Inc. provides investment management services to the Portfolio. Hotchkis and Wiley ("Hotchkis"), Morgan Stanley Asset Management Inc. ("MSAM") and Templeton Investment Counsel, Inc. ("Templeton") currently serve as investment advisers to the Portfolio. Hotchkis, MSAM and Templeton are also referred to herein as the "Portfolio Advisers."


     Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of 80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any NRSRO or, if unrated, are deemed to be of comparable quality by the Portfolio Advisers and traded publicly on a world market, or in cash or cash equivalents, including obligations that are permitted investments for the Money Market Fund or in other investment companies. The value of the Portfolio's debt investments will vary in response to interest rate changes. However, when the Portfolio Advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.

     The Portfolio Advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.

     Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability abroad, including risk of nationalization or expropriation of assets and the risk of war; (2) less liquidity and greater volatility of foreign investments; (3) less public information regarding foreign companies;
(4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (5) lack of uniform accounting, auditing and financial reporting standards; (6) delays in transaction settlement in some foreign markets; (7) possibility of an imposition of confiscatory foreign taxes;
(8) possible limitation on the removal of securities or other assets of the

Portfolio; (9) restrictions on foreign investments and repatriation of capital;
(10) currency fluctuations; (11) cost and possible restrictions of currency conversion; (12) withholding taxes on dividends in foreign countries; and (13) possibly higher commissions, custodial fees and management costs than in the U.S. market. These risks are often greater for investments in emerging or developing countries.


     The Portfolio will limit its investment to those in countries which have been recommended by AMR and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risk factors set forth above and will particularly focus on the ability to repatriate funds, the size and liquidity aspects of a particular country's market and the investment climate for foreign investors. The current countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom.


     The Portfolio may trade forward foreign currency contracts ("forward contracts"), which are derivatives, to hedge currency fluctuations of underlying stock or bond positions, or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). Forward contracts to sell foreign currency may be used when the management of the Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts are also entered into to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to: (1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.

     The Portfolio also may trade currency futures ("futures"), which are derivatives, for the same reasons as for entering into forward contracts as set forth above. Futures are traded on U.S. and foreign currency exchanges. The use of futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation; (2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the futures contracts themselves. The Portfolio may not enter into futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and any variation margin deposits to exceed 5% of its total assets. Futures contracts, which are derivatives, are discussed in greater detail in the SAI.

Short-Term Trading for the Stock Funds

     Under certain market conditions, the Stock Fund and International Multi-Manager Stock Fund may seek profits by short-term trading. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the number of securities owned by a Fund is known as "portfolio turnover." To the extent short-term trading strategies are used, a Fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains.

RISKS OF INVESTING IN THE FUNDS

     The Money Market Fund attempts to maintain the net asset value of its shares at a constant $1.00 per share, although there can be no assurance that the Money Market Fund will always be able to do so. The Money Market Fund may not achieve as high a level of current income as other funds that do not limit their investments to the high quality securities in which the Money Market Fund invests.

     The Money Market Fund's policy of concentrating in the banking industry increases the Fund's exposure to market conditions prevailing in that industry. See "Risks of Investing in the Funds" herein.


     The price per share of the Non-Money Market Funds will fluctuate with changes in value of the investments held by each Fund. Additionally, there can be no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of securities. Such risks include the sensitivity of the cash flows and yields of separately traded interest and principal components of obligations to the rate of principal payments (including prepayments). With respect to mortgage-backed securities, risks include a similar sensitivity to the rate of prepayments in that, although the value of fixed-income securities generally increases during periods of falling interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities. Asset-backed securities involve the risk that such securities do not usually have the benefit of a complete security interest in the related collateral. Positions in options, futures and options on futures involve the risks that such options and futures may fail as hedging techniques, that the loss from investing in futures transactions is potentially unlimited and that closing transactions may not be effected where a secondary liquid market does not exist. Further, investment in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. issuers. The Kansas Tax-Exempt Bond Fund may concentrate its investments in securities of Kansas governmental issuers and may therefore be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations, for example, financial difficulties of Kansas, its counties, municipalities and school districts. See "Risks of Investing in the Fund" and "Kansas Risk Factors" in the SAI.


     An investment in the International Multi-Manager Stock Fund involves certain risks, depending on the types of investments made and the types of investment techniques em-ployed. All investments by the International Multi-Manager Stock Fund entail some risk. The International Multi-Manager Stock Fund's policy of investing directly or indirectly in foreign issuers entails certain risks in addition to those normally associated with investments in equity securities. See "Investment Policies and Practices of the Funds."

     By investing solely in the Portfolio, the International Multi-Manager Stock Fund may achieve certain efficiencies and economies of scale. Nonetheless, this investment could also have potential adverse effects on the Fund. Investors in the Fund should consider these risks, as described under "Other Information-- International Multi-Manager Stock Fund Structure."

MANAGEMENT OF THE FUNDS

Advisory Services

     INTRUST Bank, N.A. acts as investment adviser to all of the Funds. For its services, INTRUST receives a fee from each Fund based upon each Fund's average daily net assets. See "Fee Table" in this Prospectus.

     AMR serves as subadviser to the Money Market Fund. Galliard serves as subadviser to the Intermediate Bond Fund and Short-Term Bond Fund. ARK serves as subadviser to the Stock Fund. AMR, Galliard and ARK may also be referred to herein as "subadvisers." For their services, the subadvisers receive a fee based on the respective Fund's average daily net assets.


     The International Multi-Manager Stock Fund currently invests all of its investable assets in the Portfolio. The International Multi-Manager Stock Fund may withdraw its investment from the Portfolio, for which AMR serves as investment manager and Hotchkis, MSAM and Templeton all may act as investment advisers, at any time if the Trust's Board determines that it is in the best interest of the International Multi-Manager Stock Fund and its shareholders to do so. See "Other Information--International Multi-Manager Stock Fund Structure."


Other Services

     BISYS Fund Services ("BISYS") acts as administrator, sponsor and distributor to the Funds and is sometimes referred to herein as "Administrator" or "Distributor." For its services, BISYS receives a fee from the Funds based on each Fund's average daily net assets. See "Management of the Fund" in this Prospectus. The Distributor distributes the Funds' shares and may be reimbursed for certain of its distribution-related expenses.

GUIDE TO INVESTING IN THE INTRUST FAMILY OF FUNDS


     Purchase orders for the Money Market Fund received by 12:00 noon Eastern time will become effective that day. Purchase orders for all other Funds received by your broker or Service Organization in proper form prior to 4:00 p.m., Eastern time will become effective that day. The Kansas Tax-Exempt Bond Fund is not available as an investment for IRAs.



-  Minimum Initial Investment...  $     1,000
-  Minimum Initial Investment
     for IRAs...................  $       250
-  Minimum Subsequent
     Investment.................  $        50


     The Funds' shares are purchased at net asset value.

     Shareholders may exchange shares between Funds in the Trust by telephone or mail. Exchanges may not be effected by facsimile.

-  Minimum initial exchange.....  $       500
   (no minimum for subsequent
      exchanges)

     Shareholders may redeem shares by telephone, mail, wire, or by writing a check (the Money Market Fund only). Shares may not be redeemed by facsimile.

- If a redemption request is received by 12:00 noon Eastern time, proceeds for the Money Market Fund will be transferred to a designated account that day.

-  Minimum check amount is $500.

- The Funds reserve the right to redeem involuntarily upon not less than 30 days' notice all shares in a Fund's account which have an aggregate value of $500 or less.

     (Redemption by telephone, wire and check writing is not available for IRAs and trust relationships of INTRUST.)

     All dividends and distributions will be automatically paid in additional shares at net asset value of the applicable Fund unless cash payment is requested.

- Distributions for the Stock Fund and International Multi-Manager Stock Fund are paid at least once annually and distributions for the other Funds are paid monthly.

                          THE INVESTMENT POLICIES AND
                             PRACTICES OF THE FUNDS

     Each Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Funds are separate portfolios of INTRUST Funds Trust, a Delaware business trust, organized under the laws of Delaware as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Trust.

     As a matter of fundamental policy, notwithstanding any limitation otherwise, each Fund is authorized to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

- The investment objective of the Money Market Fund is to provide investors with current income, liquidity and the maintenance of a stable net asset value of $1.00 per share by investing in high quality, short-term obligations.

- The investment objective of the Short-Term Bond Fund is to provide investors with as high a level of current income as is consistent with liquidity and safety of principal by investing primarily in investment grade short-term obligations.

- The investment objective of the Intermediate Bond Fund is to provide investors with as high a level of current income as is consistent with managing for total return by investing in fixed income securities.

- The investment objective of the Stock Fund is to provide investors with long-term capital appreciation.


- The investment objective of the International Multi-Manager Stock Fund is to provide investors with long-term capital appreciation.

- The investment objective of the Kansas Tax-Exempt Bond Fund is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.


     Each Fund follows its own investment objectives and policies, including certain investment restrictions. The SAI contains specific investment restrictions which govern the Funds' investments. Several of those restrictions and each of the Funds' investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental and may change solely by approval of the Board of Trustees. References below to "All Funds" include the Portfolio, except where noted otherwise.

     The following is a description of investment practices of the Funds and the securities in which they may invest:

     U.S. Treasury Obligations (All Funds). The Funds may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the United States Government as to the timely payment of principal and interest. U.S. Treasury obligations consist of bills, notes, and bonds and separately traded interest and principal component parts of such obligations known as STRIPS which generally differ in their interest rates and maturities. U.S. Treasury bills, which have original maturities of up to one year, notes, which have maturities ranging from one year to 10 years, and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States Government.

     U.S. Government Securities (All Funds). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government securities include debt securities issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States Government or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States Government, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by both domestic and foreign bank holding companies, corporations and financial institutions and United States Government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, rated in one of the top two (top three with respect to Short-Term Bond Fund) rating categories of at least one NRSRO, or, if not rated is, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest, or, with respect to the Money Market Fund,

(i) rated "P-1" by Moody's and "A-1" or better by S&P or in a comparable rating category by any two NRSROs that have rated the commercial paper or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper.


     Corporate Debt Securities (All Funds except Kansas Tax-Exempt Bond Fund--see "Variable Rate Demand Obligations"). The Funds may purchase corporate debt securities, subject to the rating and quality requirements specified with respect to each Fund. The Funds may invest in both rated commercial paper and rated corporate debt obligations of foreign issuers that meet the same quality criteria applicable to investments by the Funds in commercial paper and corporate debt obligations of domestic issuers. These investments, therefore, are not expected to involve significant additional risks as compared to the risks of investing in comparable domestic securities. Generally, all foreign investments carry with them both opportunities and risks not applicable to investments in securities of domestic issuers, such as risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, changes in foreign governmental attitudes toward private investment (possibly leading to nationalization, increased taxation or confiscation of foreign assets) and added difficulties inherent in obtaining and enforcing a judgment against a foreign issuer of securities should it default.



     Mortgage-Related Securities (All Funds). The Funds are permitted to invest in mortgage-related securities subject to the rating and quality requirements specified with respect to each such Fund. In the case of the Kansas Tax-Exempt Bond Fund, to the extent the Fund is permitted to invest in U.S. Government Securities, the Fund may invest in mortgage-related securities only. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by the Funds in calculating maturity for purposes of investment in mortgage-related securities. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which may be more sensitive to interest rate changes.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government in the case of securities guaranteed by GNMA or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported in various forms of insurance or guarantees issued by governmental entities.

     Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which may be more sensitive to interest rate changes.


     Asset-Backed Securities (Money Market Fund, Short-Term Bond Fund and Intermediate Bond Fund). These Funds are permitted to invest in asset-backed securities, subject to the rating and quality requirements specified with respect to each such Fund. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds' investment objectives, policies and quality standards, a Fund may invest in these and other types of asset-backed securities which may be developed in the future.



     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.



     Municipal Commercial Paper (Short-Term Bond Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund). Municipal commercial paper is a debt obligation with a stated maturity of one year or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Investments in municipal commercial paper are limited to commercial paper which is rated at the date of purchase: (i) "P-1" by Moody's and "A-1" or "A-1+" by S&P, "P-2" (Prime-2) or better by Moody's and "A-2" or better by S&P or (ii) in a comparable rating category by any two of the NRSROs that have rated commercial paper or (iii) in a comparable rating category by only one such organization if it is the only organization that has rated the commercial paper or (iv) if not rated, is, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees.



     Issuers of municipal commercial paper rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." The "A-1" rating for commercial paper under the S&P classification indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper receiving a "P-2" rating has a strong capacity for repayment of short-term promissory obligations. Commercial paper rated "A-2" has the capacity for timely payment although the relative degree of safety is not as overwhelming as for issues designated "A-1." See the Appendix for a more complete description of securities ratings.



     Municipal Leases. The Kansas Tax-Exempt Bond Fund may invest in instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.



     Municipal Notes (Short-Term Bond Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund). Municipal notes are generally sold as interim financing in anticipation of the collection of taxes, a bond sale or receipt of other revenue. Municipal notes generally have maturities at the time of issuance of one year or less. Investments in municipal notes are limited to notes which are rated at the date of purchase: (i) MIG 1 or MIG 2 by Moody's and in a comparable rating category by at least one other nationally recognized statistical rating organization that has rated the notes, or (ii) in a comparable rating category by only one such organization, including Moody's, if it is the only organization that has rated the notes, or (iii) if not rated, are, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees.


     Notes rated "MIG 1" are judged to be of the "best quality" and carry the smallest amount of investment risk. Notes rated "MIG 2" are judged to be of "high quality, with margins of protection ample although not as large as in the preceding group."

     Municipal Bonds (Short-Term Bond Fund, Intermediate Bond Fund and Kansas Tax Exempt-Bond Fund). Municipal bonds generally have a maturity at the time of issuance of more than one year. Municipal bonds may be issued to raise money for various public purposes--such as constructing public facilities and making loans to public institutions. There are generally two types of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues of a project or facility--tolls from a toll road, for example. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Industrial development revenue bonds (which are private activity bonds) are a specific type of revenue bond backed by the credit and security of a private user, and therefore investments in these bonds have more potential risk. Investments in municipal bonds are limited to bonds which are rated at the time of purchase "A" or better by a NRSRO. A maximum of 10% of the Kansas Tax-Exempt Bond Fund's total assets may be invested in municipal bonds rated BBB by S&P or Baa by Moody's. Bonds rated BBB by S&P have an adequate capacity to pay interest and repay principal; bonds rated Baa by Moody's are considered to be medium-grade obligations (i.e., neither highly protected nor poorly secured) and have speculative characteristics. See the Appendix for a more complete description of securities ratings.


     Common Stocks (Stock Fund and International Multi-Manager Stock
Fund). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility.

     Preferred Stocks (Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, and International Multi-Manager Stock Fund). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     American Depository Receipts (Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, and International Multi-Manager Stock Fund). American Depository Receipts are U.S. dollar-denominated receipts generally issued by domestic banks, which evidence the deposit with the bank of the common stock of a foreign issuer and which are publicly traded on exchanges or over-the-counter in the United States.

     These Funds may each invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

     Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies immediately into U.S. currency. The International Multi-Manager Stock Fund may also invest in European Depository Receipts (EDRs), which are receipts issued in bearer form by a European financial institution and traded in European securities' markets. Investments in EDRs involve similar risks as ADRs.

     Investment in Foreign Securities (Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund and International Multi-Manager Stock Fund). These Funds may each invest in securities of foreign governmental and private issuers that, except for the International Multi-Manager Stock Fund, are generally denominated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries.

     Convertible and Exchangeable Securities (Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, and International Multi-Manager Stock Fund). These Funds are permitted to invest in convertible and exchangeable securities, subject to the rating and quality requirements specified with respect to each such Fund. Convertible securities generally offer fixed interest or dividend yields and may be converted either at a stated price or stated rate for common or preferred stock. Exchangeable securities may be exchanged on specified terms for common or preferred stock. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible or exchangeable securities tends to vary with fluctuations in the market value of the underlying common or preferred stock. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to senior debt of the issuer.


     Domestic and Foreign Bank Obligations (All Funds). These obligations include but are not restricted to certificates of deposit, commercial paper, Yankee dollar certificates of deposit, bankers' acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes. The Funds will not invest in any obligations of their affiliates, as defined under the 1940 Act. The Kansas Tax-Exempt Bond Fund's bank obligations are limited to certificates of deposit bankers' acceptances.


     Each Fund limits its investment in United States bank obligations to obligations of United States banks (including foreign branches). Each Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Funds. There is no limitation on the amount of the Funds' assets which may be invested in obligations of foreign banks meeting the conditions set forth herein.

     Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Investments in fixed time deposits subject to withdrawal penalties maturing in more than seven days may not exceed 15% of the value of the net assets of the Non-Money Market Funds and 10% of the value of the net assets of the Money Market Fund.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not subject to examination by any United States Government agency or instrumentality.

     Investments in Eurodollar and Yankee dollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

     STRIPS and Zero Coupon Securities (All Funds except International Multi-Manager Stock Fund). Each Fund may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interests components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. In accordance with Rule 2A-7, the Money Market Fund's investments in STRIPS are limited to those with maturity components not exceeding thirteen months. The Funds will not actively trade in STRIPS.

     The Funds may invest in zero coupon securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

     Variable rate demand obligations (All Funds). Variable rate demand obligations have a maturity of 397 days or less with respect to the Money Market Fund or five to twenty years with respect to the Non-Money Market Funds, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. Generally, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity. The remarketing agent is typically a financial intermediary that has agreed to perform these services. Variable rate master demand obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Funds, as lender, and the borrower. Because the obligations are direct lending arrangements between the Funds and the borrower, they will not generally be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The borrower also may prepay up to the full amount of the obligation without penalty. While master demand obligations, as such, are not typically rated by credit rating agencies, if not so rated, a Fund may, under its minimum rating standards, invest in them only if, in the opinion of the Adviser or Portfolio Advisers, as applicable, they are of an investment quality comparable to other debt obligations in which the Funds may invest and are within the credit quality policies, guidelines and procedures established by the Board of Trustees or AMR Board, as applicable. See the SAI for further details on variable rate demand obligations and variable rate master demand obligations.


     Other Mutual Funds (All Funds). Each Fund may invest in shares of other open-end, management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The Kansas Tax-Exempt Bond Fund has adopted a non-fundamental policy to limit its investment in investment companies to shares of money market funds. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.



     Options on Securities (All Funds, except Money Market Fund, International Multi-Manager Stock Fund and Kansas Tax-Exempt Bond Fund). The Funds may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.



     The Funds may write put and call options on securities only if they are covered, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.


     The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the Funds forego the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retain the risk of loss should the price of the security decline. In return for the premium received for a put option, the Funds assume the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. The Funds may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

     Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that the Funds will succeed in negotiating a closing out of a particular OTC option at any particular time. If a Fund, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     The staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund's limitation on investments in securities that are not readily marketable.

     Dollar Roll Transactions (Short-Term Bond Fund and Intermediate Bond Fund). The Fund may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. The Fund will limit its obligations on dollar roll transactions to 35 percent of the Fund's net assets.

     Swap Agreements (Short-Term Bond Fund and Intermediate Bond Fund). To manage its exposure to different types of investments, the Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. Swap agreements involve risks depending upon the counterparties creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when they believe the counterparties present minimal credit risks and the income expected to be earned from the transaction justifies the attendant risks.

     Futures, Related Options and Options on Stock Indices (Stock Fund). The Fund may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio through the use of certain futures transactions, options on futures traded on a board of trade and options on stock indices traded on national securities exchanges. The Fund may hedge a portion of its portfolio by purchasing such instruments during a market advance or when the Adviser anticipates an advance. In attempting to hedge a portfolio, the Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts, and engage in related closing transactions. The Fund will use these instruments primarily as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or which it intends to purchase.

     A stock index assigns relative weighing to the common stocks in the index, and the index generally fluctuates with changes in the market values of these stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indices upon which such futures contracts are based, and the number of futures contracts which would be outstanding, do not exceed one-third of the value of the Fund's net assets.

     When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% of the contract amount, called the "initial margin," and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

     In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer's position in a stock index futures contract. If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires. In the case of options on stock indexes, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to receive cash equal to the dollar amount of the difference between the closing price of the relevant index and the option exercise price times a specified multiple, called the "multiplier."

     During a market decline or when the Adviser anticipates a decline, the Fund may hedge a portion of its portfolio by selling futures contracts or purchasing puts on such contracts or on a stock index in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when the Adviser anticipates an advance, each Fund may hedge a portion of its portfolio by purchasing futures, options on these futures or options on stock indices. This affords a hedge against a Fund not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner. Each Fund will sell options on futures and on stock indices only to close out existing positions.


     Interest Rate Futures Contracts (All Funds, except International Multi-Manager Stock Fund and Kansas Tax-Exempt Bond Fund). These Funds may, to a limited extent, enter into interest rate futures contracts--i.e., contracts for the future delivery of securities or index-based futures contracts--that are, in the opinion of the Adviser, sufficiently correlated with the Fund's portfolio. These investments will be made primarily in an attempt to protect a Fund against the effects of adverse changes in interest rates (i.e., "hedging"). When interest rates are increasing and portfolio values are falling, the sale of futures contracts can offset a decline in the value of a Fund's current portfolio securities. The Funds will engage in such transactions primarily for bona fide hedging purposes.


     Options on Interest Rate Futures Contracts (All Funds, except International Multi-

Manager Stock Fund and Kansas Tax-Exempt Bond Fund). These Funds may purchase put and call options on interest rate futures contracts, which give a Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise of the option at any time during the option period. Each Fund may also write (sell) put and call options on such futures contracts. For options on interest rate futures that a Fund writes, such Fund will receive a premium in return for granting to the buyer the right to sell to the Fund or to buy from the Fund the underlying futures contract for a specified price at any time during the option period. As with futures contracts, each Fund will purchase or sell options on interest rate futures contracts primarily for bona fide hedging purposes.


     Foreign Exchange Contracts (International Multi-Manager Stock
Fund). Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

     The Portfolio may enter into foreign currency forward contracts or currency futures for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time for the contract. This method of attempting to hedge the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of the Portfolio's obligations under such contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if the Portfolio Advisers fail to predict currency values correctly.

     Risks of Options and Futures Contracts. One risk involved in the purchase and sale of futures and options is that a Fund may not be able to effect closing transactions at a time when it wishes to do so. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market for them, and there can be no assurance that a liquid market will exist for the contract or the option at any particular time. To mitigate this risk, each Fund will ordinarily purchase and write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to a Fund's income) but, as long as its obligation as a writer continues, such Fund will have retained the risk of loss should the price of the underlying security decline. Investors should note that because of the volatility of the market value of the underlying security, the loss from investing in futures transactions is potentially unlimited. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

     The Funds' successful use of stock index futures contracts, options on such contracts and options on indices depends upon the ability of the Adviser to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Funds' portfolios diverge from the composition of the relevant index. Such imperfect correlation may prevent the Funds from achieving the intended hedge or may expose the Funds to risk of loss. In addition, if the Funds purchase futures to hedge against market advances before they can invest in common stock in an advantageous manner and the market declines, the Funds might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Funds' ability to establish and maintain positions will depend on market liquidity. The successful utilization of options and futures transactions requires skills different from those needed in the selection of the Funds' portfolio securities. The Funds believe that the Adviser possesses the skills necessary for the successful utilization of such transactions.

     The Funds are permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of each Fund's liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Funds will not market, and are not marketing, themselves as commodity pools or otherwise as vehicles for trading in futures and related options. The Funds will segregate liquid assets such as cash, U.S. Government securities or other liquid high grade debt obligations to cover the futures and options.

     "When-Issued" and "Forward Commitment" Transactions (All Funds). The Funds may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis.

When-issued or delayed-delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. A separate account containing only liquid assets equal to the value of purchase commitments will be maintained until payment is made. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund's net asset value. For further information, see the SAI.

     Loans of Portfolio Securities (All Funds). To increase current income, each Fund may lend its portfolio securities in an amount up to 33 1/3% of each such Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. These transactions involve a loan by the applicable Fund and are subject to the same risks as repurchase agreements. For further information, see the SAI.


     Repurchase Agreements (All Funds). The Funds may enter into repurchase agreements with any bank and broker-dealer which, in the opinion of the Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The agreements may be considered to be loans made by the purchaser, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The Money Market Fund and Kansas Tax-Exempt Bond Fund may not each invest more than 10% and the other Non-Money Market Funds may not invest more than 15% of its respective net assets in repurchase agreements maturing in more than seven business days or in securities for which market quotations are not readily available. For more information about repurchase agreements, see "Investment Policies" in the SAI.


     Reverse Repurchase Agreements (All Funds). The Funds may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.


     Risks of Techniques Involving Leverage. Use of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only when the Adviser or Portfolio Advisers, as applicable, believe that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.


     Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

     The risks of leverage include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

     Portfolio Turnover. The Funds generally will not engage in the trading of securities for the purpose of realizing short-term profits, but each Fund will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions or fluctuations in interest rates to accomplish its respective investment objective. For example, each Fund may sell portfolio securities in anticipation of an adverse market movement. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if a Fund considers it advantageous to purchase or sell securities. The Funds do not anticipate that the respective annual portfolio turnover rates will exceed the following: Short-Term Bond Fund, 400%; Intermediate Bond Fund, 500%; Stock Fund, 150%; International Multi-Manager Stock Fund, 100%; and Kansas Tax-Exempt Bond Fund, 150%. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate, which expenses must be borne by each Fund and its shareholders.


                            INVESTMENT RESTRICTIONS

                        (ALL FUNDS, EXCEPT AS INDICATED)



     The Funds also operate under certain investment restrictions. Certain of the Funds' investment restrictions are listed below. For a complete list of the Funds' investment restrictions, see the section in the Funds' SAI entitled "Investment Restrictions." Investment restriction Nos. 2, 3, 4 and 5 below are fundamental policies of the Funds, which can be changed only when permitted by law and approved by a majority of the Funds' outstanding voting securities. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or (ii) more than 50% of the outstanding shares. See "Other Information--Voting." Investment Restriction No. 1 is a non-fundamental policy of the Funds and can be changed by approval of a majority of the Board of Trustees.



ALL FUNDS:



(1) No Fund may invest more than 15% (10% with respect to the Money Market Fund and Kansas Tax-Exempt Bond Fund) of the aggregate value of its net assets in investments which are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days, time deposits having maturities of more than seven calendar days, and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange).



(2) No Fund may borrow money or pledge or mortgage its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% (10% with respect to the International Multi-Manager Stock Fund and Kansas Tax-Exempt Bond Fund) of the current value of its total net assets for temporary or emergency purposes or to meet redemptions. Each Fund (except the International Multi-Manager Stock Fund and Kansas Tax-Exempt Bond Fund) has adopted a non-fundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of that Fund's total net assets (but investments may not be purchased by a Fund while any such borrowings exist).

(3) No Fund may make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in this Prospectus.

(4) No Fund may invest more than 25% of its total assets in the securities of any one industry, excluding the Money Market Fund which will invest more than 25% of its total assets in instruments issued by the banking industry. For this purpose, U.S. Government securities (and repurchase agreements related thereto) are not considered securities of a single industry. In addition, finance companies as a group are not considered a single industry for purposes of this policy. Wholly-owned finance companies will be considered to be in the industries of their parent companies if their activities are primarily related to financing the activities of their parent companies.


(5) No Fund will, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities), or purchase more than 10% of the outstanding voting securities of any such issuer. The Money Market Fund is subject to these diversification requirements with respect to 100% of its assets. The Kansas Tax-Exempt Bond Fund will not purchase more than 10% of the voting securities of any one issuer.


     If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing asset values will not be considered a violation.


     The Money Market Fund's diversification tests are measured at the time of initial purchases, and are calculated as specified in Rule 2A-7 of the 1940 Act which may allow the Fund to exceed limits specified in this Prospectus for certain securities subject to guarantees or demand features. The Fund will be deemed to satisfy the maturity requirements described in this Prospectus to the extent it satisfies Rule 2A-7 maturity requirements.



     It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds' policies that are the result of the application of law (for example, Rule 2A-7 of the 1940 Act with respect to the Money Market Fund) the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.


     As a matter of fundamental policy, notwithstanding any limitation otherwise, each Fund is authorized to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

                        RISKS OF INVESTING IN THE FUNDS

Certain Risk Considerations

     The Money Market Fund attempts to maintain a constant net asset value of $1.00 per share, although there can be no assurance that the Money Market Fund will always be able to do so. The Money Market Fund may not achieve as high a level of current income as other funds that do not limit their investment to the high quality securities in which the Money Market Fund invests.

     The Money Market Fund's Policy of concentrating in the banking industry could increase the Fund's exposure to economic or regulatory developments relating to or affecting banks. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The financial condition of banks is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions may affect the financial condition of banks.

     The price per share of each of the Non-Money Market Funds will fluctuate with changes in value of the investments held by the Fund. For example, the value of a bond Fund's shares will generally fluctuate inversely with the movements in interest rates and a stock Fund's shares will generally fluctuate as a result of numerous factors, including but not limited to investors' expectations about the economy and corporate earnings and interest rates. Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. Additionally, a Fund's investment in smaller companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, each diversified Fund is managed within certain limitations that restrict the amount of a Fund's investment in any single issuer.

     Foreign Securities (All Funds). Investing in the securities of issuers in any foreign country, including ADRs and EDRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and, with respect to the Money Market Fund, may affect the ability to maintain net asset value. A Fund's objectives may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through a Fund's policies, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund's investments. See the SAI for further information about foreign securities.

     Small Capitalization Stocks (Stock Fund). Small capitalization stocks are more volatile than larger capitalization stocks. The Fund may invest in relatively new or unseasoned companies, which are in their early stages of development, or small companies positioned in new and emerging industries. Securities of small and unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Fund may invest may have relatively small revenues and limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management. They may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. They may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may incur significant losses, and investments in such companies are therefore speculative.

CERTAIN RISKS OF INVESTING IN THE INTERNATIONAL MULTI-MANAGER STOCK FUND

     The International Multi-Manager Stock Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the International Multi-Manager Stock Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the International Multi-Manager Stock Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

     The International Multi-Manager Stock Fund may withdraw its entire investment from the Portfolio at any time if the Board determines that it is in the best interest of the International Multi-Manager Stock Fund and its shareholders to do so. The International Multi-Manager Stock Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the International Multi-Manager Stock Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the International Multi-Manager Stock Fund and could affect adversely the liquidity of the International Multi-Manager Stock Fund's portfolio. If the International Multi-Manager Stock Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the International Multi-Manager Stock Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the International Multi-Manager Stock Fund's assets in accordance with its investment objective and policies by the Adviser or the investment of all of the Interna-tional Multi-Manager Stock Fund's investable assets in another pooled investment entity having substantially the same investment objective as the International Multi-Manager Stock Fund. The inability of the International Multi-Manager Stock Fund to find a suitable replacement investment, in the event the Board decided not to permit the Adviser to manage the International Multi-Manager Stock Fund's assets, could have a significant impact on shareholders of the International Multi-Manager Stock Fund.

     Each investor in the Portfolio, including the International Multi-Manager Stock Fund, will be liable for all obligations of the Portfolio, but not any other portfolio of AMR Trust. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, would be limited to circumstances in which the Portfolio was unable to meet its obligations. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.


     Investors should be aware that the International Multi-Manager Stock Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which is a separate investment company. Since the Fund will invest only in the Portfolio, the Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.


     In addition to selling its interests to the International Multi-Manager Stock Fund, the Portfolio may sell its interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in the Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in the Portfolio, it would not be required to sell its shares at the same public offering price as the International Multi-Manager Stock Fund and would be allowed to charge different sales commissions. Therefore, investors in the International Multi-Manager Stock Fund may experience different returns from investors in another investment company that invests exclusively in the Portfolio. As of the date of this prospectus, the International Multi-Manager Stock Fund, the American AAdvantage International Equity Fund and the American AAdvantage International Equity Mileage Fund are the only institutional investors that have invested all of their assets in the Portfolio. Shareholders may obtain further information concerning other funds that invest in the Portfolio by contacting their sales representative or by calling (800) 967-9009.


RISK OF INVESTING IN KANSAS MUNICIPAL OBLIGATIONS.



     Because the Kansas Tax-Exempt Bond Fund will concentrate its investment in Kansas Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations. Kansas Municipal Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities which, in turn, could cause greater volatility in the value of the shares of the Fund.



     The following information as to certain Kansas risk factors is only a brief summary of the factors affecting the financial condition of the State of Kansas, it does not purport to be a complete description and is based on information from official statements relating to municipal obligations issued by the State of Kansas.



     Kansas ranks as the 14th largest state in terms of size with an area in excess of 82,000 square miles. As of 1996, the population is estimated to be 2,572,000, which is up from a population of 2,477,588 in 1990. This represents a percentage increase of 3.3%. In comparison, the growth in population in the U.S. was 4.7%.



     Growth in the State's trade, services and manufacturing sectors has decreased the historical dominance of agriculture on the State economy. Economic performance in 1996 and into 1997 has been significantly better than 1995, due largely to gains in aircraft manufacturing and recovery in agriculture. Personal income grew at 6.2% in 1996 to $23,281. Per capita income stands at about 96% of the national median. Household income reflects more of the recent strength at 110% of the U.S. average.



     The State's unemployment rate dropped to 3.8% in June 1997 from its peak of 5.5% in 1993. Labor force participation is high at 67% versus 62.9% for the U.S.



     The Kansas State Treasury does not issue general obligation debt. The state instead relies on revenue and lease financing through the Department of Transportation (KDOT) and the Development Finance Authority (KDFA). KDFA provides financing for various public purpose projects including prison construction, state offices, energy conservation and university facilities. The KDOT bonds are rated Aa/AA by Moody's and Standard & Poor's, respectively. KDFA ratings vary across underlying purpose and when not insured are generally rated A or better by the major rating agencies.



     Obligations of issuers of Kansas Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the Kansas legislatures or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation, litigation involving the taxation of municipal obligations or the rights of municipal obligation holders, or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Kansas Municipal Obligations may be materially affected. Additional considerations relating to the risks of investing in Kansas Municipal Obligations are presented in the SAI.


                            MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found in the SAI under the heading
"Management--Trustees and Officers."

THE ADVISER:  INTRUST BANK, N.A.

     INTRUST Bank, N.A. in Wichita, formerly First National Bank in Wichita, serves as the Funds' investment adviser under an advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agree-ment, the Adviser invests the assets of the portfolio, and continuously reviews, supervises and administers the Portfolio's investment program. The Adviser discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.


     The Adviser is a majority-owned subsidiary of INTRUST Financial Corporation (formerly First Bancorp of Kansas), a bank holding company. The Adviser is a national banking association which provides a full range of banking and trust services to clients. As of December 31, 1997, total assets under management were approximately $2 billion. The principal place of business address of the Adviser is 105 North Main Street, Box One, Wichita, Kansas 67201.



     For the advisory services it provides to the Funds, the Adviser receives fees based on average daily net assets up to the following annualized rates:
Money Market Fund, 0.25%; Short-Term Bond Fund, 0.40%; Intermediate Bond Fund, 0.40%; Stock Fund, 1.00%; Kansas Tax-Exempt Bond Fund, 0.30%.



     INTRUST may receive advisory fees up to 0.40% of the average daily net assets of the International Multi-Manager Stock Fund when the Fund invests all of its investable assets in the Portfolio or another investment company. INTRUST has agreed not to charge its advisory fee to the Fund in an amount in excess of 0.35% of the Fund's average daily net assets. Such voluntary waiver may be discontinued at any time upon notice. While the Fund invests all of its investable assets in the Portfolio or another investment company, the Adviser will select such company, monitor the performance of such company, coordinate the Fund's relationship with such company and communicate with the Fund's Board of Trustees and shareholders regarding the performance of such company and the Fund's two-tier structure. In addition, if the Adviser is not satisfied with the performance of the Portfolio, the Adviser may recommend to the Board of Trustees other investment companies for the Fund to invest in, or recommend that the Adviser manage the Fund itself. The Adviser may receive advisory fees up to 1.25% of the average daily net assets of the Fund should the Adviser decide not to invest all of the Fund's investable assets in the Portfolio or another investment company. John S. Maurer, Jr., Senior Vice President and Chief Investment Officer at INTRUST, is responsible for the day-to-day management of the International Multi-Manager Stock Fund. Mr. Maurer has over 22 years of experience in the investment and trust industry, including the development of equity and fixed income investment services and individual portfolio and relationship management.



     Michael Colgan, Vice President and Trust Investment Officer for the Adviser since 1985, is responsible for the day-to-day management of the Kansas Tax-Exempt Bond Fund. Mr. Colgan has managed the Fund since December 1990.



     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund or its service providers and counter parties do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund is in the process of assessing and formulating responses to these potential problems with the Adviser and all other major service providers and counter parties. There can be no assurance that the Fund's actions will be sufficient to avoid any adverse impact.


SUBADVISERS:


     AMR INVESTMENT SERVICES, INC. AMR, located at 4333 Amon Carter Boulevard, MD5645, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. American Airlines, Inc. is not responsible for investments made by AMR. As of December 31, 1997, AMR provides investment advice with respect to approximately $18.4 billion in assets, including approximately $14.2 billion of assets on behalf of AMR Corporation and its primary subsidiary, American Airlines, Inc. For the subadvisory services it provides to the Money Market Fund, AMR receives from the Adviser and not the Funds monthly fees based upon average daily net assets at the annual rate of 0.20%.



     The Money Market Fund is substantially identical to other pooled accounts, including investment companies advised by AMR. Set forth below are certain performance data for such pooled accounts. The Money Market Composite consists of the American AAdvantage Money Market Fund (from September 1987 to present), the American Performance Cash Management Fund (from October 1990 to present), the FUNDSIV Cash Reserve Fund (from September 1994 through September 1996), the American AAdvantage Money Market Mileage Fund (from November 1995 to present), the AMR Investment Services Strategic Cash Business Trust (from July 1996 to present) and the INTRUST Money Market Fund (from February 1997 to present). Expenses of the portfolios in the Money Market Composite range from approximately 0.11% for the AMR Investment Services Strategic Cash Business Trust to approximately 0.85% for the American Performance Cash Management Fund. The Strategic Cash Business Trust is an unregistered pooled account and as such is not subject to certain requirements that apply to mutual funds under the applicable securities, tax and other laws that, if applicable, may have adversely affected performance. The data shown below reflects total return for the periods shown, reduced by the actual expense ratio for such funds. To the extent such funds had expense waivers or reimbursements in effect during the periods indicated below, such funds' actual performance would have been lower had such expense waivers or reimbursements not been in effect. INTRUST Fund fees and expenses may be higher than such expenses and if applied would have reduced the performance below. This performance information is deemed relevant since the AMR accounts have been managed using the same investment objectives, policies and restrictions and portfolio managers as those used by INTRUST Money Market Fund. However, this performance data is not necessarily indicative of the past or future performance of any of the INTRUST Funds. The AMR pooled accounts and the INTRUST Money Market Fund are separate funds. This performance does not represent the past performance of the INTRUST Money Market Fund. See "Performance Information" herein for performance information for the INTRUST Money Market Fund.

                         AMR INVESTMENT SERVICES, INC.
                             MONEY MARKET COMPOSITE
                                ANNUALIZED TOTAL
                          RETURN FOR THE PERIODS ENDED

                               DECEMBER 31, 1997



                                                                       LIPPER INSTITUTIONAL MONEY
                                                                              MARKET INDEX
                                                                       --------------------------
1 Year......................................................    5.46%             5.33%
3 Years.....................................................    5.58%             5.41%
5 Years.....................................................    4.82%             4.64%
10 Years....................................................    6.02%             5.78%
Since Inception (9/1/87)....................................    6.06%             5.80%


     GALLIARD CAPITAL MANAGEMENT, INC. Galliard is sub-adviser to the Short-Term Bond Fund and the Intermediate Bond Fund. Galliard, a wholly-owned subsidiary of Norwest Bank Minnesota, was formed July 1, 1995 to specialize in the management of institutional fixed income portfolios. Karl Tourville and Richard Merriam are co-managers of the Short-Term Bond Fund and the Intermediate Bond Fund. In his 12-year career at Washington Square Capital Management, Inc. (a subsidiary of Northwestern National Life Insurance Company) Galliard Principal, Richard Merriam was manager of the Marketable Security Group which employed a similar fixed income style with great success. Karl Tourville, formerly head of Fixed Income at Norwest Investment Management, similarly developed an outstanding track record as a fixed income manager in his nine year career with Norwest. For the subadvisory services it provides to the Short-Term Bond Fund and Intermediate Bond Fund, Galliard receives from the Adviser and not the Funds, monthly fees based upon daily net assets at the annual rate of 0.125% and 0.125%, respectively.


     The investment returns below are actual returns of Galliard's Intermediate Core Composite ("Galliard's Composite's") of separate accounts which are managed in an investment style substantially the same as the Intermediate Bond Fund. This information is not intended to be read as a description of Galliard's past performance with respect to the style utilized for the Short-Term Bond Fund (for performance information of the Short-Term Bond Fund see the section entitled "Performance Information" herein).

                           GALLIARD COMPOSITE RETURNS

                               DECEMBER 31, 1997



                                                                    LEHMAN BROTHERS INTERMEDIATE
                                                                     GOVERNMENT CORPORATE INDEX
                                                                    ----------------------------
1 Year...................................................    7.87%              7.87%
2 Years..................................................    5.82%              5.95%
9 Quarters (since inception September 1995)..............    6.72%              6.89%



     Galliard Composites are calculated weighing the market value of each component. Accounts are placed in a composite at the end of the first full calendar quarter following their inception or as agreed upon by the client. All composites are calculated net of expenses for the INTRUST Intermediate Bond Fund's Institutional Service Class based on the Fund's expenses for the fiscal year ended October 31, 1997, adjusted to reflected anticipated expense levels and currently effective waivers and reimbursements as set forth in the Fee Table in this Prospectus. To the extent the fees used reflect expense waivers or reimbursements, actual performance would have been lower had such expense waivers or reimbursements not been in effect. Private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, may have adversely affected performance. As a result, portfolio management strategies used on Galliard's Composites and those for the Fund may vary. Also, fees on Composites are imposed quarterly rather than daily for mutual funds, which may inflate performance. This performance does not represent historical performance of the INTRUST Short-Term Bond Fund or Intermediate Bond Fund and should not be interpreted as indicative of future performance of any INTRUST Funds, which may be higher or lower than that shown. Past performance is no guarantee of future results. See "Performance Information" herein for performance information for the Short-Term Bond Fund and the Intermediate Bond Fund.



     ARK ASSET MANAGEMENT CO., INC. ARK serves as Sub-adviser to the Stock Fund. Located in New York, ARK's predecessor was established in 1929 as the private money management division of Lehman Brothers. In 1989, the division became an independent company when the employees purchased the institutional money management business from Lehman Brothers. As of December 31, 1997, ARK managed approximately $27.5 billion in assets. As of December 31, 1997, ARK managed $17.8 billion in large capitalization value portfolios, for more than 175 institutional clients, with a minimum investment size for accounts of $50 million. For the subadvisory services it provides to the Stock Fund, ARK receives, from the Adviser and not the Funds, monthly fees based upon average daily net assets at the annual rate of up to 0.45%. The following chart describes the investment personnel that form the team with ARK primarily responsible for the day to day management of the Fund:

                                                                YEARS EXPERIENCE
                                            --------------------------------------------------------
        INDIVIDUAL/TITLE WITH ARK           INVESTMENT EXPERIENCE           RECENT EXPERIENCE
        -------------------------           ---------------------           -----------------
C. Charles Hetzel, Vice Chairman..........           33              ARK or ARK's predecessor -- 33

John E. Bailey, Managing Director.........           17              ARK -- 4
                                                                     Loomis, Sayles -- 9

Steven M. Steiner, Managing Director......           28              ARK -- 7
                                                                     Equitable Life -- 9

Wm. G. Steuernagel, Managing Director.....           25              ARK or ARK's predecessor -- 14

James G. Pontone, Senior Manager..........           15              ARK -- 2
                                                                     Mitchell Hutchins Asset
                                                                     Management, Inc. -- 2



     The table that follows presents performance data for ARK with respect to its large cap value products and is not necessarily representative of the past performance of the above-mentioned portfolio managers acting individually or as a team. Information presented is based on performance data provided by ARK for accounts ("Accounts") it manages that have investment objectives, policies, styles and strategies substantially similar to the ones that will be employed in the INTRUST Stock Fund. The information does not represent the Stock Fund's performance. See "Performance Information" herein for performance information of the Stock Fund. The Accounts include ARK's individual and unregistered accounts from April 1, 1985, Amway Mutual Fund, Inc. (from May 1, 1995) and Pilgrim Americas Masters LargeCap Value Fund (from September 1, 1995). Although the Accounts include some registered mutual funds, the vast majority of the Accounts are individual and unregistered accounts primarily managed for tax-exempt investors, and are not subject to diversification and other requirements that apply to mutual funds under applicable securities, tax and other laws that, if applicable, may have adversely affected performance. As a result, portfolio management strategies used on the Accounts and those used on the Stock Fund may vary in some respects. Also, fees on the Accounts are imposed quarterly rather than daily for mutual funds, which may inflate performance. The information should not be considered a prediction of the future performance of the Stock Fund. The actual performance may be higher or lower than that shown.



     The table shows the total returns for various periods ended December 31, 1997, of ARK's Large Cap Value Product as compared to a relevant unmanaged market index. The performance shown below is calculated in accordance with AIMR-PPS Standards. The performance shown below is calculated net of expenses of the Stock Fund's Institutional Service Class shares based on expenses for the fiscal year ended October 31, 1997, adjusted to reflect anticipated expense levels and currently effective waivers and reimbursements as set forth in the Fee Table in this Prospectus. To the extent the fees used reflect expense waivers or reimbursements, actual performance would have been lower had such expense waivers or reimbursements not been in effect. See "Performance Information" herein for performance information for the Stock Fund.

                     ARK LARGE CAP VALUE PRODUCT COMPOSITE


                                                                   ANNUALIZED RATES
                                                                       OF RETURN
                                                                  FOR PERIODS ENDING
                                                                   DECEMBER 31, 1997
                                                                -----------------------
                                                                 ARK      S&P 500 INDEX
                                                                ------    -------------
1 Year......................................................    21.96%       33.36%
3 Years.....................................................    27.00%       31.15%
5 Years.....................................................    19.21%       20.27%
10 Years....................................................    17.19%       18.05%
Since Inception 4/1/85......................................    17.15%       17.62%



     Performance information relating to the International Equity Portfolio and the Kansas Tax-Exempt Bond Fund can be found in the section entitled "Performance Information" in this prospectus.


INTERNATIONAL EQUITY PORTFOLIO

     AMR serves as investment manager and administrator to the Portfolio. Hotchkis, MSAM and Templeton currently serve as investment advisers to the Portfolio.


     The investment advisory fees payable to AMR by the AMR Trust are 0.10% of the average daily net assets of the Portfolio plus all fees payable by AMR to the Portfolio Advisers. With respect to INTRUST's advisory fee, INTRUST has undertaken not to charge advisory fees in excess of 0.40% of average daily net assets with respect to the International Multi-Manager Stock Fund as long as the Fund remains completely invested in the Portfolio or any other investment company. INTRUST has agreed not to charge its advisory fee to the Fund in an amount in excess of 0.35% of the average daily net assets of the Fund. Such voluntary waiver may be discontinued upon notice. The investment advisory agreement for the International Multi-Manager Stock Fund provides for an investment advisory fee payable to INTRUST by the Fund of 1.25% of the average annual daily net assets of the Fund, if the Fund does not invest all of its assets in the Portfolio or another investment company. All investment advisory fees are accrued daily and paid monthly.


     None of the Portfolio Advisers provide any services to the Portfolio except for portfolio investment management and related recordkeeping services.

     William F. Quinn has served as President of AMR since it was founded in 1986 and Nancy A. Eckl currently serves as Vice President-Trust Investments of AMR. Ms. Eckl previously served as Vice President-Finance and Compliance of AMR from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Portfolio. These responsibilities include oversight of the Portfolio Advisers, regular review of each Portfolio Adviser's performance and asset allocations among Portfolio Advisers.


     HOTCHKIS AND WILEY, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley is a division of the Capital Management Group of Merrill Lynch Asset Management, L.P., a wholly-owned indirect subsidiary of Merrill Lynch& Co., Inc. Assets under man-agement as of December 31, 1997, were approximately $12.3 billion, which included approximately $1.1 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Hotchkis and Wiley also serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio of the AMR Trust. The advisory contract provides for AMR to pay Hotchkis and Wiley an annualized fee equal to 0.60% of the first $10 million of assets under its discretionary management, 0.50% of the next $140 million of assets, 0.30% on the next $50 million of assets, 0.20% of the next $800 million of assets and 0.15% of all excess AMR Trust assets managed by Hotchkis and Wiley.



     MORGAN STANLEY ASSET MANAGEMENT INC., 25 Cabot Square, London, United Kingdom E144QA, is a wholly-owned subsidiary of Morgan Stanley Dean Witter, Discover & Co. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. As of September 30, 1997, MSAM together with its other asset management affiliates, had assets under management totaling approximately $142.5 billion, including approximately $122.3 billion under active management and $20.2 billion as named fiduciary or fiduciary adviser. As of December 31, 1997, MSAM had investment authority over approximately $561.9 million of assets of AMR Corporation and its subsidiaries and affiliated entities. For its services, AMR pays MSAM an annual fee equal to 0.80% of the first $25 million in AMR Trust assets under its discretionary management, 0.60% of the next $25 million in assets, 0.50% of the next $24 million in assets and 0.40% on all excess assets.



     TEMPLETON INVESTMENT COUNSEL, INC., 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1997, Templeton had discretionary investment management authority with respect to approximately $21.7 billion of assets, including approximately $511.6 million of assets of AMR Corporation and its subsidiaries and affiliated entities. For its services, AMR pays Templeton an annualized fee equal to 0.50% of the first $100 million in AMR Trust assets under its discretionary management, 0.35% of the next $50 million in assets, 0.30% of the next $250 million in assets and 0.25% on assets over $400 million.



     The AMR Trust and AMR also entered into a Management Agreement dated October 1, 1995, as amended July 25, 1997, that obligates AMR to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust.


     Solely for the purpose of determining the applicable percentage rates when calculating the fees for each Portfolio Adviser other than MSAM, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective Portfolio Adviser. For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any such assets will result in lower overall fee rates being applied to the Portfolio.

     Based upon the advice of counsel, INTRUST believes that the performance of in-vestment advisory services for the Funds will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent INTRUST from continuing to perform such services for the Funds. If INTRUST were prohibited from acting as investment adviser to the Funds, it is expected that the Board of Trustees would recommend to shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action.

THE SPONSOR AND DISTRIBUTOR

     BISYS, the Funds' Sponsor and Distributor (the "Distributor"), has its principal office at 3435 Stelzer Road, Columbus, Ohio 43219. The Distributor will receive orders for, sell, and distribute shares of the Fund. BISYS also serves as administrator and distributor of other mutual funds.

     The Distributor may from time to time pay a bonus or other incentive to dealers that employ registered representatives who sell a minimum dollar amount of shares of the Funds. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses.

     The Funds have adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to which the Funds may reimburse the Distributor, or others, on a monthly basis for costs and expenses incurred by the Distributor in connection with the distribution and marketing of shares of the Funds. These costs and expenses, which are subject to a maximum limit of 0.25% per annum of the average daily net assets of the shares of the Funds, include: (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (ii) expenses of employees or agents of the Distributor, including salary, commissions, travel and related expenses; (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; (iv) costs of printing prospectuses, statements of additional information and other materials to be given or sent to prospective investors; (v) such other similar services as the Trustees determine to be reasonably calculated to result in sales of shares of the Funds; (vi) costs of shareholder servicing incurred by broker-dealers, banks or other financial institutions; and (vii) other direct and indirect distribution-related expenses, including the provision of services with respect to maintaining the assets of the Funds. The Funds will pay all costs and expenses in connection with the preparation, printing and distribution of its Prospectus to current shareholders and the operation of its Plan, including related legal and accounting fees. No Fund will be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Plan for that Fund year.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT



     The Funds have also entered into an Administration Agreement with BISYS (the "Administrator") pursuant to which BISYS provides certain management and administrative services necessary for the Funds' operations, including: (i) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, BISYS receives from each Fund, except the International Multi-Manager Stock Fund, a fee, payable monthly, at the annual rate of 0.20% of each Fund's average daily net assets. For the International Multi-Manager Stock Fund, as long as the Fund invests all of its investable assets in the Portfolio or another investment company, BISYS is paid 0.15% of the Fund's average daily net assets for administrative services. In the event the Fund does not so invest in the Portfolio or another investment company, BISYS will be paid at the annual rate of 0.20% of the Funds average daily net assets. Pursuant to a Transfer Agency Agreement between the Trust and the BISYS Fund Services, Inc. (the "Transfer Agent"), the Transfer Agent assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement between the Trust and the BISYS Fund Services, Inc. (the "Fund Accountant"), the Fund Accountant assists the Trust in calculating net asset values and provides certain other accounting services for each Fund described therein, for an annual fee of $30,000 per Fund plus out-of-pocket expenses. BISYS and BISYS Fund Services, Inc. are each wholly-owned subsidiaries of the BISYS Group, Inc.


SERVICE ORGANIZATIONS

     Various banks, trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.08% of the daily net asset value of the Funds' shares owned by shareholders with whom the Service Organization has a servicing relationship. The Institutional Premium Class may pay additional fees to Service Organizations in amounts up to an annual rate of 0.50% of the daily net asset value of a Fund's shares owned by Shareholders with whom the Service Organization has a servicing relationship for record keeping, communication with and education of shareholders, fiduciary services (excluding investment management) and asset allocation services.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than a Fund's minimum initial or subsequent investments or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

OTHER EXPENSES

     Each Fund bears all costs of its operations, other than expenses specifically assumed by BISYS and the Adviser. The costs borne by the Funds include legal and accounting expenses, Trustees' fees and expenses, insurance premiums, custodian and transfer agent fees and expenses, expenses incurred in acquiring or disposing of the Funds' portfolio securities, expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions, expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares, expenses of maintaining the Funds' legal existence and of shareholders' meetings, and expenses of preparing and distributing to existing shareholders reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of a Fund's operations. See "Management" in the SAI. Trust expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each Fund.

                              FUND SHARE VALUATION


The net asset value per share of the Funds is calculated at 12:00 noon
(Eastern time) for the Money Market Fund and at 4:00 p.m. (Eastern time) for each of the Non-Money Market Funds, Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day; and the following additional business holidays for the Money Market Funds: Columbus Day and Veterans Day. The net asset value per share of each share class is computed by dividing the value of the net assets attributable to each class (i.e., the value of the assets less the liabilities) by the total number of such class's outstanding shares. All expenses, including fees paid to the Adviser, the Administrator and the Distribu-tor, are accrued daily and taken into account for the purpose of determining the net asset value. Expenses directly attributable to a Fund are charged to the Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund, or on another reasonable basis. Each share class within the Fund is charged with the direct expenses of that class and with a proportion of the general expenses of the Fund. These general expenses (e.g., investment advisory fees) are allocated among the classes of shares based on the relative value of their outstanding shares.

     Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank (except for the Portfolio, which translates such securities at prevailing market rates).

     Trading in securities on European, Far Eastern and other international securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund Business Day. In addition, trading in foreign securities generally or in a particular country or countries may not take place on all Fund Business Days. Trading does take place in various foreign markets, however, on days on which the International Multi-Manager Stock Fund's net asset value is not calculated. Calculation of the net asset value per share of the International Multi-Manager Stock Fund may not occur contemporaneously with the determination of the prices of the foreign securities used in the calculation. Events affecting the values of foreign securities that occur after the time their prices are determined and before the International Multi-Manager Stock Fund's determination of net asset value will not be reflected in the International Multi-Manager Stock Fund's calculation of net asset value unless the Portfolio Advisers determine that the particular event would materially affect net asset value, in which case an adjustment will be made.

     Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund or the Portfolio. Debt securities nor-mally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with INTRUST, the Funds, the Portfolio or BISYS are prohibited from dealing with the Funds or the Portfolio as a principal in the purchase and sale of securities except in accordance with regulations adopted by the SEC. The Funds may purchase Municipal Obligations from underwriting syndicates of which INTRUST, BISYS or another affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with INTRUST, the Funds, the Portfolio or BISYS may act as a broker for the Funds or the Portfolio. In order for such persons to effect any portfolio transactions for the Funds or the Portfolio, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. The Trustees of the Trust and the Trustees of the AMR Trust regularly review the commissions paid by the Funds and the Portfolio to affiliated brokers.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser and Portfolio Advisers may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser and Portfolio Advisers an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     The Adviser and Portfolio Advisers may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to INTRUST. By allocating transactions in this manner, INTRUST is able to supplement its research and analysis with the views and information of securities firms.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser and Portfolio Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

     For the Portfolio in which the International Multi-Manager Stock Fund invests, the Portfolio Advisers place orders for the purchase and sale of the Portfolio's assets with brokers and dealers its selects. The Portfolio Advisers seek the "best execution" for all port folio transactions, but the Portfolio may pay higher than the lowest available commission rates when the Portfolio Advisers believe it is reasonable to do so in light of the value for the brokerage and research services provided by the broker effecting the transaction. Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to the Portfolio than would be the case for compara-ble transactions effected on United States securities exchanges. Subject to the Portfolio's policy of obtaining the best price consistent with the quality of execution of transactions, the Portfolio Advisers may employ broker-dealer affiliates of the Portfolio Advisers to effect brokerage transactions for the Portfolio. The Portfolio's payment of commission for these affiliated brokers is subject to procedures adopted by AMR Trust's Board of Trustees to provide that the commissions will not exceed the usual and customary broker's commissions charged by unaffiliated brokers. No specific portion of the Portfolio's brokerage will be directed to an affiliated broker and in no event will a broker affiliated with the Portfolio Advisers receive brokerage transactions in recognition of research services provided to any of them.

     The Portfolio Advisers anticipate that the annual portfolio turnover rate in the Portfolio will be less than 100%.

     The Money Market Fund uses the amortized cost method to value its portfolio securities and seek to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the SAI for a more complete description of the amortized cost method.

                            PURCHASE OF FUND SHARES

     Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received.

     The following purchase procedures do not apply to certain fund or trust accounts that are managed by INTRUST. The customer should consult his or her trust administrator for proper instructions.

     All funds received are invested in full and fractional shares of the appropriate Fund. Certificates for shares are not issued. The Administrator maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Funds reserve the right to reject any purchase. The Funds do not accept third-party checks or foreign checks.

     An investment may be made using any of the following methods:

     Through an Authorized Broker, Investment Adviser or Service
Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Distributor to place the order on your behalf on that day.

     Orders received by your broker or Service Organization for the Non-Money Market Funds in proper order prior to the determination of net asset value and transmitted to the Distributor prior to the close of its business day (which is currently 4:00 p.m., Eastern time), will become effective that day. Orders for the Money Market Fund received prior to 12:00 noon will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

     By Mail. Mail completed application and check made payable to the appropriate fund or to "The INTRUST Funds Trust" to:

     INTRUST Funds Trust
     P.O. Box 182498
     Columbus, OH 43218-2498

     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the applicable Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank may charge a fee for handling the transaction. To purchase shares by a Federal funds wire, please first contact BISYS at (888) 266-8787. Application must be overnighted to:

     INTRUST Funds Trust
     c/o BISYS Fund Services
     3435 Stelzer Road
     Columbus, OH 43219-8021

     Other Purchase Information. Request in "good order" must include the following documentation: (a) a letter of instruction, if required, signed by all registered owners of the shares in the names in which they are registered; (b) any required signatures guaranteed; and (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

     Institutional Accounts. Bank trust departments and other institutional accounts, not subject to sales charges, may place orders directly with the Distributor by telephone at (888) 266-8787.

                         MINIMUM PURCHASE REQUIREMENTS

     The minimum initial investment in the Funds is $1,000 unless the investor is a purchaser who at the time of purchase, has a balance of $1,000 or more in any of the INTRUST Funds, is a purchaser through a trust investment manager or account manager or is administered by INTRUST, is an employee or an ex-employee of INTRUST Financial Corporation or is an employee of any of its affiliates, BISYS, or any other service provider, or is an employee of any trust customer of INTRUST Financial Corporation or any of its affiliates. Note that the minimum is $250 for an IRA, other than an IRA for which INTRUST Financial Corporation or any of its affiliates acts as trustee or custodian. Any subsequent investments, including an IRA investment, must be at least $50. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. Different minimums apply, and a separate application is required for IRA investments. The Funds reserve the right to reject purchase orders.

                         INDIVIDUAL RETIREMENT ACCOUNTS


All Funds except the Kansas Tax-Exempt Bond Fund may be used as a funding medium for IRAs. Shares may also be purchased for IRAs established with INTRUST Financial Corporation or any of its affiliates or other authorized custodians. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information concerning investments by IRAs, call the Funds at
(888) 266-8787.

                            EXCHANGE OF FUND SHARES

     The Funds offer two convenient ways to exchange shares in one Fund for shares in another Fund in the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the Fund into which the exchange will occur, which is available without charge and can be obtained by writing to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling (888) 266-8787. The minimum amount for an initial exchange is $500. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order, plus any applicable sales charge. An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction. Shareholders will receive at least 60 days prior written notice of any modification or termination of the exchange privilege.

     Exchange by Mail. To exchange Fund shares by mail, simply send a letter of instruction to the Administrator. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties.

     Exchange by Telephone. To exchange Fund shares by telephone or if you have any questions simply call the Funds at (888) 266-8787. You should be prepared to give the telephone representative the following information: (i) your account number, social security or tax identification number and account registration;
(ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. See "Redemption of Fund Shares--By Telephone" for a discussion of telephone transactions generally. This option will be suspended for a period of 10 days following a telephonic address change.

     Automatic Investment Program. An eligible shareholder may also participate in the Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in one or more of the Funds in the Trust through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month into their established Fund account. Contact the Funds for more information about the Automatic Investment Program.

                           REDEMPTION OF FUND SHARES

     Shareholders may redeem their shares, in whole or in part, on any Business Day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the applicable Fund. See "Determination of Net Asset Value" in the SAI. A redemption may be a taxable transaction on which gain or loss may be recognized. Generally, however, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund which seeks to maintain a net asset value of $1.00 per share.


     Redemption of shares purchased by check will be effected immediately and the proceeds will be made available upon clearance of the purchase check which may take up to 15 days after those shares have been credited to the shareholder account. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.



     Once the shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day. The Funds may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.


     Redemption Methods. To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Funds have no present intention to do so, the Funds reserve the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Funds' services and their provisions may be modified or terminated at any time by the Funds. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

     You may redeem your shares using any of the following methods:

     Through an Authorized Broker, Investment Adviser or Service
Organization. You may redeem your shares by contacting your broker, investment adviser or Service Organization representative, and instructing him or her to redeem your shares. He or she will then contact the Distributor and place a redemption trade on your behalf. You may be charged a fee for this service.

     By Mail. You may redeem your shares by sending a letter directly to the Distributor. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares; (ii) your account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to sub-mit additional documentation (only required if proceeds are to be sent to an address other than the registered address on record).

     By Telephone.  You may redeem your shares by calling the Funds toll free at
(888) 266-8787. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Funds. Telephone redemptions are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application or on the Optional Services Form. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds fail to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions. Redemption requests transmitted via facsimile will not be accepted. This option will be suspended for a period of 10 days following a telephonic address change.

     By Wire. You may redeem your shares by contacting the Funds by mail or telephone and instructing them to send a wire transmission to your personal bank. Proceeds of wire redemption for the Money Market Fund generally will be transferred to the designated account on the day the request is received, provided that it is received by 12:00 noon (Eastern time).

     Your instructions should include: (i) your account number, social security or tax identification number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on your Purchase Application, and attach a copy of a void check of account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

     Check Writing. A check redemption ($500 minimum, no maximum) feature is available with respect to the Money Market Fund. Checks are free and may be obtained from the Funds. It is not possible to use a check to close out your account since additional shares accrue daily.

     The above-mentioned services "By Telephone," "By Wire" and "Check Writing" are not available for IRAs and trust relationships of the Adviser and its affiliates.

     Systematic Withdrawal Plan. An owner of $10,000 or more of shares of a Fund may elect to have periodic redemptions from his or her account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and divi-dend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, each Fund reserves the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by a shareholder to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500, this restriction will not apply.

     Redemption in Kind. All redemptions of shares of the Funds shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she could receive less than the redemption value of the securities and could incur certain transaction costs.

                          DIVIDENDS, DISTRIBUTIONS AND
                               FEDERAL INCOME TAX


     Each Fund has qualified and elected to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund intends to continue to so qualify annually. By so qualifying and electing, each Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.



     Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). The International Multi-Manager Stock Fund's net investment income consists of its share of the Portfolio's dividends and interest (including discount) accrued on its securities, less applicable expenses. The Money Market Fund, the Intermediate Bond Fund, the Short-Term Bond Fund and the Kansas Tax-Exempt Bond Fund will declare distributions of such income daily and pay those dividends monthly; the Stock Fund and International Multi-Manager Stock Fund will pay dividends at least once annually. Each Fund intends to distribute, at least annually, substantially all net capital gains (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, not less than five full business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month.

     In the case of the Money Market Fund, shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day. Net investment income for a Saturday, Sunday or a holiday will be declared as a dividend on the previous business day. In the case of the other Funds that declare daily dividends, shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed.

     Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     If you elect to receive distribution in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

     Distributions of investment company taxable income (regardless of whether derived from dividends, interest or short-term capital gains) will generally be taxable to shareholders as ordinary income. Distributions of net long-term capital gains properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     Earnings of the Funds not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, each Fund intends to comply with this distribution requirement.

     A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     A Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of that Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Such distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Special tax rules may apply to a Fund's acquisition of financial futures contracts, and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses, and, for purposes of qualifying as a regulated investment company, may limit the extent to which a Fund may be able to engage in such transactions.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. A loss realized by a shareholder on a redemption, sale, or exchange of shares of a Fund held six months or less with respect to which capital gain dividends have been paid will be characterized as a long-term capital loss to the extent of such capital gain dividends.


     It is anticipated that a portion of the dividends paid by the Funds (except the Money Market Fund, Short-Term Bond Fund, the Kansas Tax-Exempt Bond Fund, the International Multi-Manager Stock Fund, and Intermediate Bond Fund) will qualify and be designated by such Funds as dividends eligible for the dividends-received deduction available to corporations. The Code imposes various limitations restricting the availability of the dividends-received deduction. Pending law proposals may affect the dividends-received deduction. Investors should consult their own tax advisers in this regard.


     The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code and regulations are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Those Funds that may invest in securities of foreign issuers may be subject to withholding and other similar income taxes imposed by a foreign country. Each of these Funds intends to elect, if it is eligible to do so under the Code, to "pass-through" to its shareholders the amount of such foreign taxes paid. If such an election is made by a Fund, each shareholder of that Fund would be required to include in gross income the taxable dividends received and the amount of pro rata share of those foreign taxes paid by the Fund. Each shareholder would be entitled either to deduct (as an itemized deduction) his pro rata share of the foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

     The Portfolio in which the International Multi-Manager Stock Fund invests is not required to pay Federal income taxes on its net investment income and capital gain, as it is treated as a partnership for Federal income tax purposes. All interest, dividends and gains and losses of the Portfolio are deemed to have been "passed through" to the International Multi-Manager Stock Fund in proportion to its holdings of the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio or losses have been realized by the Portfolio. Investment income received by the International Multi-Manager Stock Fund from sources within foreign countries may be subject to foreign income or other taxes. The International Multi-Manager Stock Fund intends to elect, if eligible to do so, to permit its shareholders to take a credit (or a deduction) for foreign income and other taxes paid by the Portfolio. Shareholders of the International Multi-Manager Stock Fund will be notified of their share of those taxes and will be required to include that amount as income. In that event, the shareholder may be entitled to claim a credit or deduction for those taxes.


KANSAS TAX-EXEMPT BOND FUND:



     To the extent that the Fund's dividends distributed to shareholders are derived from interest income exempt from Federal income tax and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for regular Federal income tax purposes. The Fund will qualify to pay exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which interest payments are exempt from Federal income tax under
Section 103 of the Code. The Fund will inform shareholders annually as to the portion of the distribution paid which constitutes exempt-interest dividends. The Fund is authorized to make investments which will give rise to taxable rather than tax-exempt income. To the extent that the Fund's dividends are derived from income from its taxable investments and from gain recognized by it, they will be taxable to shareholders in the manner described above.



     Tax-exempt interest on private activity bonds and exempt-interest dividends attributable to private activity bonds generally are treated as tax preference items for purposes of the Federal alternative minimum tax. The Fund may purchase private activity bonds, such as industrial development bonds that may be subject to the alternative minimum tax.



     The entire amount of exempt-interest dividends received from the Fund will be part of an adjustment in computing Federal alternative minimum taxable income for purposes of the Alternative Minimum Tax and the Environmental Tax under Code
Section 59A.

     Up to 85% of an individual's social security benefits and certain railroad retirement benefits may be subject to Federal income tax. Along with other factors, total tax-exempt income, including exempt-interest dividends, is used to calculate the portion of such benefits that are taxed.



     There could be retroactive revocation of the tax-exempt status of certain municipal obligations after their issuance. It is not possible to predict the precise impact of these provisions, but they may affect the value of the securities in the Fund's portfolio.



     Shareholders should be aware that redeeming shares of the Fund after tax-exempt interest income has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gain may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt interest dividend. All or a portion of interest on indebtedness incurred or continued (or deemed under tax rules to be incurred or continued) by shareholders to purchase or carry shares of the Fund may not be deductible for Federal income tax purposes.



     The treatment for state, local and municipal tax purposes of distributions of exempt-interest dividends and dividends derived from interest on certain Federal obligations will vary according to the laws of state and local taxing authorities. Exempt-interest dividends and other dividends may be subject to state and local taxation. Investors should consult with their tax advisers as to the availability of any exemptions from such taxes. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds may suffer adverse tax consequences from investing in the Fund and, therefore, should consult their tax advisers before purchasing the Fund's shares. In some instances, a state or city may exempt from tax the portion of the distribution from the Fund that represents interest received on obligations of that state or its political subdivisions and on certain Federal obligations. Under the laws of certain other states and cities, the entire amount of any such distribution may be taxable.



     The preceding discussion primarily relates to Federal income taxes; the consequences under other tax laws may differ.



     The following is a general, abbreviated summary of certain of the provisions of the Kansas tax code presently in effect as they directly govern the taxation of shareholders subject to Kansas personal income tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.



     Under Kansas law, interest on all obligations issued by the State of Kansas or its political subdivisions after December 31, 1987, is excluded from Kansas adjusted gross income in determining Kansas tax liability, and interest from obligations issued prior to January 1, 1988, is exempt from Kansas income tax only if there is statutory authority exempting the interest from the particular obligations in question. For Kansas income tax purposes, interest on the above-described obligations is exempt for both the Fund and its shareholders who are Kansas residents.



     For additional information relating to taxation, see the SAI.

                               OTHER INFORMATION

CAPITALIZATION STRUCTURE

     INTRUST Funds Trust was organized as a Delaware business trust on January 26, 1996, and currently consists of six separately managed portfolios. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.

     Each Fund offers two class of shares--the Institutional Service Class and the Institutional Premium Class. The Funds are offered at net asset value without a sales load only to certain institutional investors, or other investors who at the time of purchase have a balance of $1,000 or more invested in any of the INTRUST Funds, are purchased through a trust investment manager or account manager or administered by INTRUST, are employees or ex-employees of INTRUST Financial Corporation or any of its affiliates, employees of BISYS, or any other service provider, or employees of any trust customer of INTRUST Financial Corporation or any of its affiliates. Shareholders in the Institutional Premium Class of shares may be subject to an additional shareholder servicing charge of up to 0.50% of average net assets. Call (888) 266-8787 or contact your sales representative, broker-dealer or bank to obtain more information about the Funds' classes of shares.

     Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote.

INTERNATIONAL MULTI-MANAGER STOCK FUND STRUCTURE


     The International Multi-Manager Stock Fund invests all of its investable assets in the Portfolio, a separate series of the AMR Trust, a business trust organized under the laws of the State of New York in October 1995. AMR Trust is registered under the 1940 Act as an open-end management investment company and currently has eight separate portfolios. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of AMR Trust.


     The International Multi-Manager Stock Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and policies as the International Multi-Manager Stock Fund. Accordingly, the Portfolio directly acquires its own securities and the International Multi-Manager Stock Fund acquires an indirect interest in those securities. The investment objective and fundamental investment policies of the International Multi-Manager Stock Fund and the Portfolio can be changed only with shareholder approval. See "Highlights," "Investment Policies and Practices of the Funds," and "Management of the Funds" for a complete description of the Portfolio's investment objective, policies, restrictions, management, and expenses.


     The International Multi-Manager Stock Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of the date of this Prospectus, the International Multi-Manager Stock Fund, the American AAdvantage International Equity Fund and the American AAdvantage International Equity Mileage Fund and the Conseco Fund Group International Fund Group are the only institutional investors that have invested all of their assets in the Portfolio. The Portfolio may permit other investment companies or institutional investors to invest in it. All investors in the Portfolio will invest on the same terms and conditions as the International Multi-Manager Stock Fund and will pay a proportionate share of the Portfolio's expenses.


     The Portfolio normally will not hold meetings of investors except as required by the 1940Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the International Multi-Manager Stock Fund will solicit proxies from shareholders of the International Multi-Manager Stock Fund and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by International Multi-Manager Stock Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could hold have voting control of the Portfolio.

     The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the International Multi-Manager Stock Fund, could have different advisory and other fees and expenses than the International Multi-Manager Stock Fund. Therefore, International Multi-Manager Stock Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. Call (800) 967-9009 or contact your sales representative to obtain more information concerning other funds that invest in the Portfolio.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders and does not intend to do so. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the Act. See "Other Information--Voting Rights" in the SAI.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase

"vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of a Fund (or the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund (or the Trust).

PERFORMANCE INFORMATION

     A Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Shareholders of the Institutional Premium Class of shares will experience a lower net return on their investment than shareholders of the Institutional Service Class of Shares because of the additional shareholder servicing charge to which the Institutional Premium Class shareholders are subject. The methods used to calculate the yield and total return of the Funds are mandated by the SEC. Quotations of "yield" for a Fund (other than the Money Market Fund) will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     Quotations of "yield" for the Money Market Fund will be based on the income received by a hypothetical investment (less a pro-rata share of Fund expenses) over a particular seven-day period, which is then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment).

     "Effective yield" for the Money Market Fund is calculated in a manner similar to that used to calculate yield, but includes the compounding effect of earnings on reinvested dividends.


     The yield and effective yield for the Money Market Fund at December 31, 1997 were 5.16% and 5.29%; these figures represents unannualized returns since its inception date of January 23, 1997.



     Quotations of "yield" for the Kansas Tax-Exempt Bond Fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.


     Quotations of yield and effective yield reflect only a Fund's performance during the particular period on which the calculations are based. Yield and effective yield for a Fund will vary based on changes in market conditions, the level of interest rates and the level of that Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     Quotations of average annual total return for a Fund (other than the Money Market Fund) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that Fund over periods of 1, 5 and 10 years (up to the life of that Fund), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.


     To the extent expense waivers or reimbursements were in effect during the periods indicated below, actual returns would have been lower had such expense waivers or reimbursements not been in effect. However, this performance data is not necessarily indicative of the future performance of the Funds. Past performance is not indicative of future performance.



     The total return for the Short-Term Bond Fund at December 31, 1997 was 6.01%; this figure represents unannualized return since the inception date of January 21, 1997.



     The total return for the Intermediate Bond Fund at December 31, 1997 was 7.81%; this figure represents unannualized return since the inception date of January 21, 1997.



     The total return for the Stock Fund at December 31, 1997 was 18.27%; this figure represents unannualized return since its inception date of January 21, 1997.



                         INTERNATIONAL EQUITY PORTFOLIO



                                                                   ANNUALIZED RATES
                                                                       OF RETURN
                                                                  FOR PERIODS ENDING
                                                                  SEPTEMBER 30, 1996
                                                                -----------------------
                                                                             LIPPER
                                                                          INTERNATIONAL
                                                                              INDEX
                                                                          -------------
1 Year......................................................     8.93%        7.27%
3 Years.....................................................    15.87%       10.53%
5 Years.....................................................    17.44%       13.28%
Since Inception (August 7, 1991)............................    11.74%       10.15%



     The International Multi-Manager Stock Fund invests all of its investable assets in the Portfolio. The Portfolio's predecessor fund The International Multi-Manager Stock Fund invests all of its investable assets in the Portfolio. The Portfolio's predecessor fund, the American AAdvantage International Equity Fund, a series of the American AAdvantage Funds, has been in existence since August 7, 1991. On November 1, 1995, the American AAdvantage Funds reorganized into a master-feeder structure. As part of the reorganization, the AMR Trust was created to serve as the master trust and the American AAdvantage Funds served as one of the initial feeder trusts. Performance shown is based in part on the American AAdvantage International Equity Fund, which also invests in the Portfolio. INTRUST Fund fees are higher than the expenses used in calculating this performance information. Such performance would have been lower, taking into account current INTRUST Fund fees.



     The one year total return represents performance of the Fund beginning January 20, 1997 and performance of the International Equity Portfolio from January 1, 1997 through January 19, 1997. The three year return represents performance of the Fund beginning January 20, 1997 and the performance of the International Equity Portfolio from January 1, 1995 through January 19, 1997. The five year return represents performance of the Fund beginning January 20, 1997 and the performance of the International Equity Portfolio from November 1, 1995 through January 19, 1997 and the performance of the American Aadvantage International Equity Fund from January 1, 1993 through November 1, 1995. The return since inception represents the performance of the Fund beginning January 20, 1997 and the performance of the International Equity Portfolio from November 1, 1995 through November 19, 1997 and the performance of the Institutional Class of American AAdvantage International Equity Portfolio from August 7, 1991 through November 1, 1995. As discussed under "Highlights--International Multi-Manager Stock Fund", neither the Portfolio nor the predecessor fund were subject to certain fees and expenses of the Fund which are higher. If the performance were adjusted accordingly, total returns would have been higher lower. The Lipper International Index performance is net of fees.



     Performance information for a Fund may be compared to various unmanaged indices, such as those indices prepared by Lipper Analytical Services, Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Funds and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see the SAI.



     The Kansas Tax-Exempt Bond Fund is the successor to the Kansas Tax Free Income Portfolio of the SEI Tax Exempt Trust (the "SEI Fund") a registered investment company for which the Adviser was the investment adviser until the SEI Fund was reorganized into the Kansas Tax-Exempt Bond Fund. The Kansas Tax-Exempt Bond Fund has the same investment objectives and policies as the SEI Fund. Investors in the SEI Fund were invited to invest in the Kansas Tax Exempt Bond Fund at its inception. Set forth below are certain performance data for the SEI Fund. The data shown below reflects total return for the periods shown, reduced by the actual expense ratio for such SEI Fund. To the extent expense waivers or reimbursements were in effect during the periods indicated below, actual returns would have been lower had such expense waivers or reimbursements not been in effect. However, this performance data is not necessarily indicative of the future performance of the Funds. The SEI Fund performance reflects fees and expenses that may be lower than fees for the Kansas Tax-Exempt Bond Fund after its first year of operation. The performance shown would have been lower if such higher fees and expenses were in effect.

                          KANSAS TAX-EXEMPT BOND FUND



                                                                 AVERAGE ANNUAL RETURN
                                                                  FOR PERIODS ENDING
                                                                   DECEMBER 31, 1997
                                                                -----------------------
                                                                        LEHMAN 7 - YEAR
                                                                          G.O. INDEX
                                                                        ---------------
1 Year......................................................    7.61%       7.69%
3 Years.....................................................    7.93%       8.66%
5 Years.....................................................    6.21%       6.62%
Since Inception (December 10, 1990).........................    6.87%   Not Available



     The Kansas Tax-Exempt Bond Fund may also advertise its "taxable equivalent yield." Taxable equivalent yield is the yield that an investment, subject to Federal and Kansas personal income taxes, would need to earn in order to equal, on an after-tax basis, the yield on an investment exempt from such taxes (normally calculated assuming the maximum combined Federal and Kansas marginal tax rate). A taxable equivalent yield quotation for the Fund will be higher than the yield or the effective yield quotations for the Fund.



     The following table shows how to translate the yield of an investment that is exempt from both Federal and Kansas personal income taxes into a taxable equivalent yield for the 1997 taxable year. The last four columns of the table show approximately how much a taxable investment would have to yield in order to generate an after-tax (Federal and Kansas personal income taxes) yield of 5%, 6%, 7% or 8%. For example, the table shows that a married taxpayer filing a joint return with taxable income of $50,000 would have to earn a yield of approximately 10.39% before Federal and Kansas personal income taxes in order to earn a yield after such taxes of 7%.



                               1997 TAXABLE YEAR



   TAXABLE EQUIVALENT YIELD TABLE--FEDERAL AND KANSAS PERSONAL INCOME TAXES*



                                           TO EQUAL HYPOTHETICAL TAX-FREE YIELD OF
                                            5%, 6%, 7% OR 8% A TAXABLE INVESTMENT
        SINGLE              COMBINED          WOULD HAVE TO YIELD APPROXIMATELY
  TAXABLE INCOME(1)         MARGINAL      -----------------------------------------
    FROM         TO      TAX RATE(2)(3)    5.00%      6.00%      7.00%      8.00%
------------   -------   --------------   --------   --------   --------   --------
0               20,000       18.49%         6.13%      7.36%      8.59%      9.81%
20,000          24,650       21.38%         6.36%      7.63%      8.90%     10.17%
24,650          30,000       33.40%         7.51%      9.01%     10.51%     12.01%
30,000          59,750       33.58%         7.53%      9.03%     10.54%     12.04%
59,750         124,650       36.35%         7.86%      9.43%     11.00%     12.57%
124,650        271,050       40.96%         8.47%     10.16%     11.86%     13.55%
over 271,050                 44.28%         8.97%     10.77%     12.56%     14.36%

                                           TO EQUAL HYPOTHETICAL TAX-FREE YIELD OF
       MARRIED                              5%, 6%, 7% OR 8% A TAXABLE INVESTMENT
    FILING JOINTLY          COMBINED          WOULD HAVE TO YIELD APPROXIMATELY
  TAXABLE INCOME(1)         MARGINAL      -----------------------------------------
    FROM         TO      TAX RATE(2)(3)    5.00%      6.00%      7.00%      8.00%
------------   -------   --------------   --------   --------   --------   --------
0               30,000       17.98%         6.10%      7.31%      8.53%      9.75%
30,000          41,200       20.31%         6.27%      7.53%      8.78%     10.04%
41,200          60,000       32.50%         7.41%      8.89%     10.37%     11.85%
60,000          99,600       32.64%         7.42%      8.91%     10.39%     11.88%
99,600         151,750       35.45%         7.75%      9.30%     10.84%     12.39%
151,750        271,050       40.13%         8.35%     10.02%     11.69%     13.36%
over 271,050                 43.50%         8.85%     10.62%     12.39%     14.16%


---------------


(1) Assuming the Federal alternative minimum tax is not applicable.



(2) The combined marginal rates were calculated using Federal tax rate tables for the 1997 taxable year and Kansas tax rates for the 1997 taxable year. The Federal tax rate table is indexed each year to reflect changes in the Consumer Price Index and the Kansas tax rate table is constant until changed by statute.



(3) The combined Federal and Kansas personal income tax marginal rates assume that Kansas income taxes are fully deductible for Federal income tax purposes as an itemized deduction. However, the ability to deduct itemized deductions (including state income taxes) for Federal income tax purposes is limited for those taxpayers whose Federal adjusted gross income for 1997 exceeds $121,200 ($60,600 in the case of a married individual filing a separate return).



  * This chart is prepared for general information purposes only. Tax equivalent yields are a useful tool in determining the benefits of a tax-exempt investment; however, tax equivalent yields should not be regarded as determinative of the desirability of such an investment. In addition, this chart is based on a number of assumptions which may not apply in each individual case. An investor should therefore consult a competent tax adviser regarding tax equivalent yields in individual circumstances.


ACCOUNT SERVICES

     All transactions in shares of the Funds will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Funds have been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.


     BISYS Fund Services, Inc. acts as the Funds' transfer agent. The Trust compensates BISYS Fund Services, Inc. pursuant to a Transfer Agency Agreement described in "Management of the Fund--Administrator, Transfer Agent and Fund Accountant" of this Prospectus, for providing personnel and facilities to perform dividend disbursing and transfer agency-related services for the Trust.


SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Funds at 3435 Stelzer Road, Columbus, Ohio 43219.

     General and Account Information: (888) 266-8787.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    APPENDIX

DESCRIPTION OF MOODY'S BOND RATINGS:

     Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa--judged to be the best quality and they carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa--considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Other Moody's bond descriptions include: Ba--judged to have speculative elements, their future cannot be considered as well assured; B--generally lack characteristics of the desirable investment; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--speculative in a high degree, often in default; C--lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

     Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA--highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A--regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     S&P applies indicators "+, -," no character, and relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Address for

Trust Clients of INTRUST Bank, N.A.
105 North Main Street
Box One
Wichita, Kansas 67202

Investment Adviser

INTRUST Bank, N.A.
105 North Main Street
Box One
Wichita, Kansas 67202
    Subadvisers

    AMR Investment Services, Inc.
    4333 Amon Carter Blvd. MD5645
    Fort Worth, Texas 76155
    (Money Market Fund only)


    ARK Asset Management Co., Inc.

    One New York Plaza
    New York, NY 10004
    (Stock Fund only)
    Galliard Capital Management, Inc.
    800 La Salle Avenue
    Suite 2060
    Minneapolis, MN 55479-2052
    (Short-Term Bond Fund and
      Intermediate Bond Fund only)

    Investment Adviser

    AMR Investment Services, Inc.
    4333 Amon Carter Blvd. MD5645
    Fort Worth, Texas 76155
    (International Multi-Manager Stock
    Fund only)

Administrator and Sponsor and
Distributor

BISYS Funds Services
3435 Stelzer Road
Columbus, Ohio 43219

Custodian
INTRUST Bank, N.A.
105 North Main Street
Box One
Wichita, Kansas 67202

Counsel

Baker & McKenzie
805 Third Avenue
New York, New York 10022

Independent Auditors

KPMG Peat Marwick LLP
Two Nationwide Plaza

Columbus, Ohio 43215
                                               INTRUST FUNDS TRUST
                                                   A FAMILY OF
                                                   MUTUAL FUNDS
                                                MONEY MARKET FUND
                                               SHORT-TERM BOND FUND
                                              INTERMEDIATE BOND FUND
                                                    STOCK FUND
                                           INTERNATIONAL MULTI-MANAGER
                                                    STOCK FUND

                                           KANSAS TAX-EXEMPT BOND FUND
                                                    PROSPECTUS



                                                  March 2, 1998


                                                       LOGO
                                                INVESTMENT ADVISER
                                                INTRUST BANK, N.A.

                                MONEY MARKET FUND
                              SHORT-TERM BOND FUND
                                   STOCK FUND
                             INTERMEDIATE BOND FUND
                     INTERNATIONAL MULTI-MANAGER STOCK FUND
                           KANSAS TAX-EXEMPT BOND FUND



                                                                                 Statement of Additional
Part B                                                                           Information Caption
------                                                                           -------------------
Item 10.                       Cover Page                                        Cover Page


Item 11.                       Table of Contents                                 Table of Contents

                               General Information and
Item 12.                       History                                           Not Applicable


Item 13.                       Investment Objectives and                         Investment Policies; Investment
                               Policies                                          Restrictions

Item 14.                       Management of the
                               Registrant                                        Management


                               Control Persons and Principal                     Management
Item 15.                       Holders  of Securities


Item 16.                       Investment Advisory and Other                     Management; Other
                               Services                                          Information; Custodian;
                                                                                 Transfer Agent and
                                                                                 Dividend Disbursing
                                                                                 Agent; Experts

Item 17.                       Brokerage Allocation                              Portfolio Transactions

Item 18.                       Capital  Stock and Other                          Other Information;
                               Securities                                        Capitalization; Voting
                                                                                 Rights

Item 19.
                               Purchase, Redemption and                          Pricing and Purchase of
                               Pricing of Securities Being                       Fund Shares (Part A);
                               Offered                                           Redemption of Fund Shares
                                                                                 (Part A); Determination
                                                                                 of Net Asset Value

Item 20.                       Tax Status                                        Taxation


Item 21.                       Underwriters                                      Management

Item 22.                       Calculation of Performance                        Yields and Performance
                               Data                                              Information
Item 23.
                               Financial Statements                              Financial Statements


Part C
------

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                               INTRUST FUNDS TRUST
                     3435 STELZER ROAD, COLUMBUS, OHIO 43219
                 GENERAL AND ACCOUNT INFORMATION: (888) 266-8787

                     INTRUST BANK, N.A.--INVESTMENT ADVISER
                          ("INTRUST" OR THE "ADVISER")

                               BISYS FUND SERVICES
                     ADMINISTRATOR, SPONSOR AND DISTRIBUTOR
              ("BISYS" OR THE "ADMINISTRATOR" OR THE "DISTRIBUTOR")

                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information (the "SAI") describes one money market fund (the "Money Market Fund") and five non-money market funds (the "Non-Money Market Funds") (collectively, the "Funds"), all of which are managed by INTRUST Bank, N.A. The Funds are:

         MONEY MARKET FUND

         - Money Market Fund

         NON MONEY MARKET FUNDS

         - Short-Term Bond Fund
         - Intermediate Bond Fund
         - Stock Fund
         - International Multi-Manager Stock Fund
         - Kansas Tax-Exempt Bond Fund

         Each Fund constitutes a separate investment portfolio with distinct investment objectives and policies. Shares of the Funds are sold to the public by BISYS as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of INTRUST or its affiliates.

         The International Multi-Manager Stock Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio") of the AMR Investment Services Trust ("AMR Trust") that has an identical investment objective to the International Multi-Manager Stock Fund.


         This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by a prospectus for the Funds dated March 2, 1998 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address and information number printed above.


March 2, 1998


                                        TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----

INVESTMENT POLICIES                                                                         3
INVESTMENT RESTRICTIONS                                                                    11
KANSAS RISK FACTORS                                                                        14
MANAGEMENT                                                                                 20
  Trustees and Officers                                                                    20
  Trustees and Officers of AMR Investment Services Trust                                   21
  Investment Advisers                                                                      26
  The Portfolio                                                                            27
  Distribution of Fund Shares                                                              30
  Distribution Plan                                                                        30
  Administration and Fund Accounting Services                                              32
  Service Organizations                                                                    33
EXPENSES                                                                                   34
DETERMINATION OF NET ASSET VALUE                                                           35
PORTFOLIO TRANSACTIONS                                                                     36
  Portfolio Turnover                                                                       37
TAXATION                                                                                   37
  Taxation of the Portfolio                                                                39
  Kansas Tax-Exempt Bond Fund                                                              43
OTHER INFORMATION                                                                          45
  Capitalization                                                                           45
  Voting Rights                                                                            47
  Custodian, Transfer Agent and Dividend Disbursing Agent                                  48
  Independent Auditors                                                                     48
  Yield and Performance Information                                                        48
  Financial Statements                                                                     50

                               INVESTMENT POLICIES

         The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

         As a matter of fundamental policy, notwithstanding any limitation otherwise noted, each Fund is authorized to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective as the Fund. References below to "All Funds" include the International Equity Portfolio of the AMR Investment Services Trust (the "AMR Trust") (the "Portfolio") except where noted otherwise.

         U.S. Government Agency Obligations (All Funds). The Funds may invest in obligations of agencies of the United States Government. Such agencies include, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. The Funds may purchase securities issued or guaranteed by the Government National Mortgage Association which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Land Banks, Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

         Mortgage-Related Securities (All Funds). The Funds may, consistent with their respective investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         Mortgage-related securities, for purposes of the Fund's Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stock-holders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as ("Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, rated in one of the top two (top three with respect to the Short-Term Bond Fund) rating categories of at least one Nationally Recognized Statistical Rating Organization ("NRSRO") or, if not rated, are, in the opinion of the Adviser or the Portfolio Advisers, as applicable, of an investment quality comparable to rated commercial paper in which the Funds may invest, or, with respect to the Money Market Fund, (i) rated "P-1" by Moody's Investors Service, Inc. ("Moody's") and "A-1" or better by Standard & Poor's Corporation ("S&P") or in a comparable rating category by any two NRSROs that have rated the commercial paper or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper (and provided the purchase is approved or ratified by the Fund's Board of Trustees or the AMR Trust's Board of Trustees, as applicable).

         Corporate Debt Securities (All Funds, except Kansas Tax-Exempt Bond
Fund). Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund.

         After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Fund's Adviser or Portfolio Advisers, as applicable, will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.




         Foreign Securities (Intermediate Bond Fund, Stock Fund, and International Multi-Manager Stock Fund). Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

         Since the Funds may invest in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values within the Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

         Those Funds that purchase foreign currency-denominated securities may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


         Bank Obligations. (All Funds). A description of the bank obligations which the Funds may purchase is set forth in the Prospectus. These obligations include, but are not limited to, domestic, Eurodollar and Yankeedollar certificates of deposits, time deposits, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with a commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Eurodollar obligations are U.S. Dollar obligations issued outside the United States by domestic or foreign entities. Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. Bearer deposit notes are obligations of a bank, rather than a bank holding company. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.


         Variable and Floating Rate Demand and Master Demand Obligations (All Funds). The Funds may, from time to time, buy variable rate demand obligations issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity of 397 days or less with respect to the Money Market Fund or five to twenty years with respect to the Non-Money Market Funds, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities may or may not be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest.

         The Funds may also buy variable rate master demand obligations. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the obligation at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the obligation without penalty. The obligations may or may not be backed by bank letters of credit. Because the obligations are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, upon demand. The Funds have no limitations on the type of issuer from whom the obligations will be purchased. The Funds will invest in variable rate master demand obligations only when such obligations are determined by the Adviser or Portfolio Advisers, as applicable or, pursuant to guidelines established by the Board of Trustees or the AMR Trust Board, as applicable, to be of comparable quality to rated issuers or instruments eligible for investment by the Funds.


         When-Issued and Delayed-Delivery Securities (All Funds). The Funds may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. To facilitate such acquisitions, the Funds will maintain with the custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to the value of such commitments. On the delivery dates for such transactions, each Fund will meet obligations from maturities or sales of the securities held in the separate account and/or from cash flow. While the Funds normally enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser or Portfolio Advisers consider such action advisable as a matter of investment strategy. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund's net asset value.

         Loans of Portfolio Securities (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or approved bank letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of a particular Fund.


         The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

         Securities loans will be made in accordance with the following conditions: (1) the Funds or the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral;
(3) the Funds or the Portfolio must be able to terminate the loan after notice, at any time; (4) the Funds or the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Funds or the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board of Trustees or AMR Trust Board, as applicable, must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board of Trustees or AMR Trust Board, as applicable, to vote proxies.

         Repurchase Agreements (All Funds). The Funds may invest in securities subject to repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Trustees or the AMR Trust Board, as applicable, present a minimum risk of bankruptcy. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The Adviser and the Portfolio Advisers will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

         Reverse Repurchase Agreements (All Funds). The Funds may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         Guaranteed Investment Contracts (Short-Term Bond Fund). The Fund may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. The Fund will purchase a GIC only when the Adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less.

         In determining the average weighted portfolio maturity of the Fund, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.


         Illiquid Securities (All Funds). Each Fund, except for the International Multi-Manager Stock Fund, has adopted a fundamental policy with respect to investments in illiquid securities. The International Mult-Manager Stock Fund has adopted a non-fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Each Fund may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as illiquid and subject to the Fund's investment restriction on illiquid securities.

         The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Funds' to invest, pursuant to procedures established by the Board of Trustees or the AMR Trust Board, as applicable, and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

         Pursuant to guidelines set forth by and under the supervision of the Board of Trustees or the AMR Trust Board, as applicable, the Adviser or the Portfolio Advisers, will monitor the liquidity of restricted securities in a Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser or the Portfolio Advisers, as applicable; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Investment Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 10% of the Fund's average daily net assets. Rule 144A securities which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No.
1. Investments in Rule 144A securities could have the effect of increasing Fund illiquidity.

         Foreign Currency Transactions (International Multi-Manager Stock Fund). Investments by the Portfolio in securities of foreign companies will usually involve the currencies of foreign countries. In addition, the Portfolio may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of the Portfolio, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price at the time of the contract. Forward contracts in the principal foreign currencies are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Portfolio. A forward contract generally has no requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

         The Portfolio may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         Second, the Portfolio may enter into forward contracts in connection with existing portfolio positions. For example, when the Portfolio Advisers of the Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's investment securities denominated in such foreign currency.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Portfolio to incur losses on these contracts and transaction costs. The Portfolio Advisers do not intend to enter into forward contracts on a regular or continuous basis.

         There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market is foreign currencies in a global around-the-clock market.

         When required by applicable regulatory guidelines, the Portfolio will set aside cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

         Foreign Currency Options and Related Risks (International Multi-Manager Stock Fund). The Portfolio may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Portfolio holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Foreign Currency Transactions" above which influence foreign exchange sales and investments generally.

         The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Portfolio may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

         The Portfolio Adviser's Approach to Stock Selection. The Portfolio Advisers will select equity securities which, in their opinion, have above average growth potential and are also selling at a discount to the market. This approach focuses on the purchase of a diverse group of stocks below their perceived economic value. Each of the Portfolio Advisers determines the growth prospects of firms based upon a combination of internal and external research using fundamental economic cycle analysis and considering changing economic trends. The determination of value is based upon the analysis of several characteristics of the issuer and its equity securities including price to earnings ratio, price to book value ratio, assets carried below market value, financial strength and dividend yield.

                             INVESTMENT RESTRICTIONS

         The following restrictions apply to each Fund except the International Multi-Manager Stock Fund and restate or are in addition to those restrictions described under "Investment Restrictions" in the Prospectuses. Unless otherwise indicated, only Investment Restriction Nos. 2, 3, 4, 7, 8, 12 and 16 are fundamental policies of the Funds, which can be changed only when permitted by law and approved by a majority of the Funds' outstanding voting securities. The non-fundamental investment restrictions can be changed by approval of a majority of the Board of Trustees. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or (ii) more than 50% of the outstanding shares.

         Each Fund, except as indicated, may not:

                  (1) Invest more than 15% (10% with respect to the Money Market Fund and Kansas Tax-Exempt Bond Fund) of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

                  (2) Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% (10% for Kansas Tax-Exempt Bond
         Fund) of the current value of its net assets for temporary or emergency purposes or to meet redemptions. Each Fund (except Kansas Tax-Exempt Bond Fund) has adopted a non-fundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist). With respect to the Kansas Tax-Exempt Bond Fund, all borrowings in excess of 5% will be repaid before additional investments are made. The Short-Term Bond Fund has adopted a non-fundamental policy to limit its borrowings for other than temporary or defensive purpose or to meet redemptions to an amount not to exceed an amount equal to 5% of its net assets;

                  (3) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

                  (4) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or the SAI;

                  (5) Invest in companies for the purpose of exercising control or management. This restriction is a fundamental policy of the Kansas Tax-Exempt Bond Fund;

                  (6) Invest more than 10% of its net assets in shares of other investment companies, except that the Kansas Tax-Exempt Bond Fund may only purchase money market fund securities and that each Fund may invest all of its assets in another investment company;

                  (7) Invest in real property (including limited partnership interests but excluding real estate investment trusts and master limited partnerships, debt obligations secured by real estate or interests therein, and securities issued by other companies that invest in real estate or interest therein), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions. The Kansas Tax-Exempt Bond Fund's policy with respect to oil, gas and other mineral resource, exploration, development or leases is a non-fundamental policy;

                  (8) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

                  (9) Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short. The Kansas Tax-Exempt Bond Fund may not sell securities short;

                  (10) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

                  (11) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser, the Sponsor, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

                  (12) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry (except that this restriction does not apply to the Money Market Fund which will concentrate its investments in obligations issued by the banking industry), provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;


                  (13) Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. The Kansas Tax-Exempt Bond Fund may not purchase warrants, straddles, or spreads;


                  (14) Write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, no Fund will invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

                  (15) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation (except
         (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) municipal securities which are rated by at least two NRSRO's or determined by the Adviser to be of comparable quality) provided each Fund may invest all or a portion of its assets in another open end management investment company with substantially the same investment objective, policies and investment restrictions as the Fund; or

                  (16) With respect to 75% of its assets, purchase a security if as a result, (1) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities, or (2) the Fund would own more than 10% of the outstanding voting securities of such issues. The Money Market Fund is subject to the above restriction with respect to 100% of its assets. The Kansas Tax-Exempt Bond Fund will not purchase more than 10% of the voting securities of any one issuer.

         The following restrictions apply to the International Multi-Manager Stock Fund. All fundamental investment policies and non-fundamental policies of the Fund and the Portfolio are identical. Therefore, although the following discusses the investment policies of the Portfolio and the AMR Trust Board, it applies equally to the Fund and the Trust's Board of Trustees.


         The following nine restrictions have been adopted by the Portfolio and may be changed with respect to the Portfolio only by the majority vote of the Portfolio's outstanding interests, which as used herein means the lesser of (a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Portfolio. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.


The Portfolio may not:

                  (1) With respect to 75% of its total assets purchase a security if as a result, (1) more than 5% of its total assets would be invested in securities of any one issuer other than obligations issued by the U.S. Government, its agencies and instrumentalities, or (2) the Fund would own more than 10% of the voting securities of any one issuer;


                  (2) Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities. In addition, finance companies as a group are not considered a single industry for purposes of this Policy. Wholly-owned finance companies will be considered to be in the industries of their parent companies if their activities are primarily related to financing the activities of their parent;


                  (3) Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus;

                  (4) Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and "when-issued" securities when consistent with the other policies and limitations described in the Prospectus;

                  (5) Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Portfolio may be deemed an underwriter under federal securities law;

                  (6) Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that the Portfolio may lend its portfolio securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the Prospectus;

                  (7) Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons," as defined under the 1940 Act, of the AMR Trust, including its investment advisers and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder;

                  (8) Issue senior securities except that the Portfolio may engage in when-issued securities and forward commitment transactions and may engage in currency futures and forward currency contracts; or

                  (9) Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing. In addition, although not a fundamental policy, the Portfolio intends to repay any money borrowed before any additional portfolio securities are purchased.

         The following non-fundamental investment restrictions apply to the Portfolio and may be changed with respect to the Portfolio by a majority vote of the AMR Trust Board. The Portfolio may not:

                  (1) Purchase securities on margin, effect short sales (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) or purchase or sell call options or engage in the writing of such options; or


                  (2) Invest more than 15% of its net assets in illiquid securities.

         The Portfolio may invest up to 10% of its total assets in the securities of other investment companies to the extent permitted by law. The Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.

         As a matter of fundamental policy, notwithstanding any limitation otherwise noted, each Fund is authorized to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.


                               KANSAS RISK FACTORS

         The following information is a brief summary of particular Kansas state factors effecting the Kansas Tax-Exempt Bond Fund and does not purport to be a complete description of such factors. The financial condition of the state, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, the state faces numerous forms of litigation seeking significant damages which, if awarded, may adversely affect the financial situation of the state or issuers located in such state. It should be noted that the creditworthiness of obligations issued by local issues may be unrelated to the creditworthiness of a state, and there is no obligation on the part of the state to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by a state. The information contained below is based primarily upon information derived from state official statements, Certified Annual Financial Reports, state and industry trade publications, newspaper articles, other public documents relating to securities offerings of issuers of such states, and other historically reliable sources. It has not been independently verified by the Fund. The Fund makes no representation or warranty regarding the completeness or accuracy of such information. The market value of shares of the Fund may fluctuate due to factors such as change in interest rates, matters affecting a particular state, or for other reasons.


         General Economic Conditions. Kansas is the 14th largest state in terms of size with an area in excess of 82,000 square miles. It is rectangular in shape and is 411 miles long from east to west and 208 miles wide. The geographic center of the 48 contiguous states lies within its borders. Kansas became the 34th state in 1861 and Topeka was chosen to be the capitol later that year. The population of the State of Kansas has grown from 2,477,588 in 1990 to 2,572,000 in 1996. This represents a percentage increase of 3.1%. In comparison, the growth in population of the United States was 4.7%.

         The performance of the Kansas economy remained steady in 1997. This stability was due largely to the continued expansion in aircraft manufacturing and the recovery of the farm economy. The major economic trends indicate that nominal personal income in Kansas grew at a 6.5 percent rate during 1997. This is an increase of 0.5 percent over the 1996 rate of 6.0 percent. Employment by place of residence grew by 4.4 percent in 1997 compared to 0.4 percent in 1996, while employment by place of work increased by 2.5 percent in both 1996 and 1997. The state unemployment rate of 3.7 percent for 1997 was down from 4.5 percent in 1996.


         Budgetary Process. The Governor is statutorily mandated to present spending recommendations to the Legislature. "The Governor's Budget Report" reflects expenditures for both the current and upcoming fiscal years and identifies the sources of financing for those expenditures. The Legislature uses "The Governor's Budget Report" as a guide as it appropriates the money necessary for state agencies to operate. Only the Legislature can authorize expenditures by the State of Kansas. The Governor recommends spending levels, while the Legislature chooses whether to accept or modify those recommendations. The Governor may veto legislative appropriations, although the Legislature may override any veto by two-thirds majority vote.

         The state "fiscal year" runs from July 1 to the following June 30 and is numbered for the calendar year in which it ends. The "current fiscal year" is the one which ends the coming June. The "actual fiscal year" is the year which concluded the previous June. The "budget year" refers to the next fiscal year, which begins the July following the Legislature's adjournment.


         In "The FY 1999 Governor's Budget Report," the actual fiscal year is fiscal year 1997, the current fiscal year is fiscal year 1998, and the budget year is fiscal year 1999. By law, "The Governor's Budget Report" must reflect actual year spending, the Governor's revised spending recommendations for the current fiscal year, state agency spending requests for the budget year, and the Governor's spending recommendations for the budget year. The budget recommendations cannot include the expenditure of anticipated income attributable to proposed legislation.


         Revenues and Expenditures. The State General Fund is the largest of the "uncommitted" revenue sources available to the state. It is also the fund to which most general tax receipts are credited. The Legislature may spend State General Fund dollars for any purpose. All revenues coming into the state treasury not specifically authorized by statute or the constitution to be placed in a separate fund are deposited in the State General Fund.


         Fiscal Year 1998. For FY 1998, the Governor and the 1997 Legislature had approved a total budget of $7.99 billion, with $3.84 billion from the State General Fund. The Governor's revised recommendations for FY 1998 total $8.15 billion from all funding sources, with $3.84 billion from the State General Fund. The difference between the approved and the revised budgets is attributable mainly to increased federal funds for the Department of Social and Rehabilitation Services and Department of Human Resources, federal flood funding in the Department of Commerce and Housing, and additional expenditures at the University of Kansas Medical Center. In addition, a number of agencies shifted expenditures approved for FY 1997 into FY 1998, and it is assumed that those expenditures, which total $34.7 million, will take place in FY 1998. Overall, approximately $104.4 million of the increase is available because of additional federal funds, and $50.0 million in other program and funding changes. The Governor's recommendations for FY 1998 include 42,348.9 positions, a reduction of over 100 positions from the approved total.

         Fiscal Year 1999. For FY 1999, the Governor recommends a budget from all funding sources of $8.55 billion, with a State General Fund recommendations of $4.08 billion. The recommendation funds 41,893.5 positions and provides a total of $148.4 million from the State General Fund to offset property tax cuts. All funding sources increases also include over $50.0 million from federal funds, a $34.5 million increase in Kansas Public Employees Retirement System (KPERS) contributions, and $27.5 million for Department of Transportation funding

         Enhancements are provided for elementary and secondary education programs and for the Regents institutions. The Governor's recommendations fully fund the second year of welfare reform and provides both long-term care and nutrition services for Kansas' elderly citizens.

         The one-time $66.6 million corporate income tax payment allows the Governor to recommend a number of technology enhancements for educational institutions, including higher education, vocational schools, and elementary and secondary education. A total of $10.0 million is recommended to improve the quality of state parks, with the expectation that those improvements will be accomplished over three years. In addition, several smaller capital improvements are recommended for state agencies. Finally, $3.0 million is recommended for construction of a facility for the Dole Institute, which will be located on the campus of the University of Kansas.

         The Governor's recommendations will require state agencies to manage their resources carefully while acknowledging the commitment to efficient and effective service delivery that agencies have made and must continue. In recognition of the additional responsibilities accepted by state employees as the size of the state work force continues to decline, the Governor recommends full funding of step movement and longevity for classified employees as well as a 1.5 percent base salary adjustment. For unclassified employees and Regents faculty, the Governor recommends a 4.0 percent funding pool to be distributed on the basis of performance merit.

         In FY 1999, the State of Kansas will receive $2,003.4 million in federal grants, which represents 24.3 percent of total receipts. The FY 1999 estimated receipts reflect an increase of $178.4 million, or 9.8 percent from FY 1998. The Department of Social and Rehabilitation Services (SRS) will receive the most federal funds, 42.4 percent of the total. SRS will receive $86.4 million more in FY 1999 than FY 1998, including approximately $30.0 million for providing health insurance to children. The remainder of the increase will help fund the rising medical caseload and provide increases to various federally supported programs. The Department on Aging, which will receive 10.2 percent of all federal dollars, will realize an additional $16.8 million in FY 1999, also to fund long-term care caseload increases. The Department of Transportation receives the second highest amount of federal funds at 13.6 percent. Approximately $100.0 million more federal dollars will flow through this Department in FY 1999 than FY 1998 to match state efforts for highway construction, maintenance, and other projects. The Department of Education will receive approximately 11.5 percent of the total, as will the Regents institutions, and the Department of Health and environment will receive 4.4 percent. The remaining 6.4 percent is distributed to 26 other state agencies.

         Dedicated sales tax receipts represent revenues from four taxes that are collected for a specific purpose and are deposited in special revenue funds, rather than the State General Fund. Taxes on motor fuels and vehicle registrations as well as a dedicated sales tax of one-quarter of a cent are credited to the State Highway Fund. A statewide property tax of 1.5 mills is assessed for construction and maintenance of state buildings at Regents institutions and state hospitals. This revenue category represents 6.6% of total receipts for fiscal year 1999.

         Other special revenue receipts include license fees, interest earnings on special revenue funds, non-federal grants, the sale of state property, and numerous other miscellaneous revenue sources. This revenue category represents 6.2% of total receipts for fiscal year 1999. Non revenue receipts are collections and reimbursements not considered revenue. Examples include collections by the Department of Human Resources for the payment of unemployment benefits and collections by KPERSS for payment of retirement benefits. Collections made by SRS from absent parents for child support are also included in this category. This category represents 8.7% of total receipts for fiscal year 1999. Lottery ticket sales account for the remaining 2.2% of total receipts for fiscal year 1999 from all funding sources.

         Debt Administration and Limitation. The State of Kansas finances a portion of its capital expenditures with various debt instruments. Of capital expenditures that are debt-financed, revenue bonds and loans from the Pooled Money Investment Board finance most capital improvements for buildings, and certificates of participation and "third-party" financing pay for most capital equipment. The Kansas Constitution makes provision for the issuance of general obligation bonds subject to certain restrictions; however, no bonds have been issued under this provision for many years. No other provision of the Constitution or state statute limits the amount of debt that can be issued. As of June 30, 1999, the state had authorized but unissued debt of $155,015,000.

         Although the State of Kansas has no general obligation debt rating, some recent bond issues have been rated. The underlying ratings for the most recently issued revenue bonds were A1 and AA - from Moodys and Fitch, respectively. The ratings for the most recently issued fixed rate bonds issued by the Kansas Department of Transportation were Aa and AA from Moodys and Standard and Poor's, respectively.

         In October 1997, Standard & Poor's assigned an issue credit rating of AA+ to the State of Kansas. Standard and Poor's credit rating reflects the state's credit quality in the absence of general obligation debt. Other credit factors include a very low debt burden with no significant future capital needs, a broadening and diversified economy that has demonstrated strong performance and declining unemployment, and conservative fiscal management and sound financial operations, with ample statutorily mandated cash reserves.

         The Kansas Department of Transportation issues debt to finance highway projects. The Comprehensive Highway Program began during fiscal year 1989. The 20-year bonds will be retired with motor fuel taxes, motor vehicle registration fees, retail sales and compensating use taxes, and accrued interest. During fiscal years 1995 and 1996, the state sold bonds totaling approximately $167.1 million and $61.1 million, respectively. Again, the largest use of the bond proceeds was $140 million of the FY 1995 amount for the Comprehensive Highway Program.


         Other State of Kansas debt is issued by the Kansas Development Finance Authority (KDFA), an independent instrumentality of the state which was created in 1987 for this purpose.


         Crumbling Classroom Initiative. Consistent with the Governor's recommendation that revenue bonds be issued to address the capital needs of the universities, the 1996 Legislature approved the Crumbling Classroom initiative. Based on concerns for the aging buildings on the state's campuses, bonds have been issued to address a wide variety of rehabilitation and repair projects at the six universities. With estimated interest earnings on the bonds, projects at the universities will total approximately $171.9 million, $8.35 million higher than originally anticipated. Of the additional monies, it is anticipated that $7.5 million will be allocated to the universities for major remodeling and new construction projects based on the standard rehabilitation and repair formula. The additional monies will offset private gifts; the size of the approved project has not been increased.

         Debt service on these bonds will be paid over 15 years, with each year's payment totaling $15.0 million, except in FY 1997, the first year, which was $14.0 million from capitalized interest. Revenues from the Educational Building Fund have been appropriated through FY 2000 to pay debt service. Revenue projections for the fund indicate a reserve of monies will be available for emergencies or additional maintenance projects, as needs arise.


         In November 1996, the first series of bonds totaling $50.0 million were issued to provide an initial flow of cash to start the projects. In October 1997, a second series of $110.3 million were issued. Prior to the issuance of bonds, the cash flow needs of the campuses were evaluated, as was the bond market.


         El Dorado Correctional Facility Site Utilities Project. In FY 1998, KDFA issued $5.6 million in bonds to finance the replacement of site utilities at this Facility. The original installation of heat insulation around the steamlines has failed, allowing heat to escape and damage other utilities. The Office of the Attorney General has filed litigation against the contractor, manufacturer, and project architect to recover the costs of the replacement. All cost recoveries will be used to finance the debt service payments. The first payment begins in FY 1999, and the Governor recommends $78,000 from the State General Fund for this purpose.

         Energy Conservation Improvement Program. SB 322, enacted by the 1989 Legislature, authorized KDFA to issue bonds to fund project costs not to exceed $5.0 million to finance energy conservation projects at state facilities. The bonds are to be retired by savings realized from the energy conservation improvements undertaken, reflected as a reduction in utility costs. Each year by October 1, KDFA certifies to the Director of the Budget a list of energy conservation improvement projects financed with energy conservation bond funds, along with repayment schedules for each project.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

         The age, address and principal occupations for the past five years of each Trustee and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219.


         G.L. Best, Age: 49, Trustee. Vice President, Finance and
Administration, of Williams Energy Services Company; Treasurer of The Williams Companies (1992-1995).

         Terry L. Carter, Age: 49, Trustee. Senior Vice President of QuikTrip Corporation.

         Thomas F. Kice, Age: 48, Trustee. President of Kice Industries Inc.

         George Mileusnic, Age: 43, Trustee. Executive Vice President of Operations of North American Division of The Coleman Co., Inc.

         John J. Pileggi, Age: 39, Chairman of the Board of Trustees. Director of Furman Selz LLC since 1994; Senior Managing Director of Furman Selz LLC (1992-1994); Managing Director of Furman Selz LLC (1984-1992).

         Thomas E. Shea, Age: 48, Trustee. Treasurer of Western Resources, Inc., a diversified energy company.

         David Bunstine, Age 32, President. Director, BISYS Fund Services, Inc., since 1987.

         Ellen Stoutamire, Age: 49, Secretary. Vice President of Client Legal Services, BISYS Fund Services; Associate Counsel, Franklin Templeton, Vice President (1995-1997) and formerly General Counsel, Pioneer Western Corporation.

                               COMPENSATION TABLE
                            11/1/96 THROUGH 10/31/97

                                                                        PENSION OR
                                                                        RETIREMENT
                                                                         BENEFITS           ESTIMATED          TOTAL
                                                      AGGREGATE           ACCRUED            ANNUAL        COMPENSATION
                                                    COMPENSATION          AS PART           BENEFITS           FROM
                                                        FROM              OF FUND             UPON           THE FUND
                                                      THE FUND           EXPENSES          RETIREMENT         COMPLEX
                                                      --------           --------          ----------         -------

G.L. Best, Trustee                                       $1,500                  0                N/A             $1,500
Terry L. Carter, Trustee                                 $2,500                  0                N/A             $2,500
Thomas F. Kice, Trustee                                  $2,500                  0                N/A             $2,500
George Mileusnic, Trustee                                $2,500                  0                N/A             $2,500
John J. Pileggi, Trustee                                 $2,500                  0                N/A             $2,500
Thomas E. Shea, Trustee                                  $2,500                  0                N/A             $2,500


         Trustees of the Trust not affiliated with the Sponsor receive from the Trust an annual retainer of $1,000 and a fee of $1,000 for each Board of Trustees meeting and $1,000 for each Board committee meeting of the Trust attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with the Sponsor do not receive compensation from the Trust.


         As of February 4, 1998, Officers and Trustees of the Trust, as a group, own less than 1% of the outstanding shares of the Funds.


TRUSTEES AND OFFICERS OF AMR INVESTMENT SERVICES TRUST ("AMR TRUST")

         The following information relates to the principal occupations of each Trustee and executive officer of the AMR Trust during the past five years.

         Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155.


                                            POSITION WITH              PRINCIPAL OCCUPATION DURING
NAME, AGE AND ADDRESS                       AMR TRUST                  PAST 5 YEARS
---------------------                       ---------                  ------------

William F. Quinn* (50)                      Trustee and                President, AMR Investment
                                            President                  Services, Inc. (1986-Present);
                                                                       Chairman, American Airlines
                                                                       Employees Federal Credit Union
                                                                       (1989-Present); Trustee,
                                                                       American Performance Funds
                                                                       (September 1990-July 1994);
                                                                       Director, Crescent Real Estate
                                                                       Equities, Inc. (April 1994-
                                                                       Present); Trustee, American
                                                                       AAdvantage Funds (1987-
                                                                       Present); and Trustee, American
                                                                       AAdvantage Mileage Funds (1995-
                                                                       Present).


Alan D. Feld (60)                           Trustee                    Partner, Akin, Gump, Strauss,
1700 Pacific Ave.,                                                     Hauer & Feld LLP (1960-
Suite 4100                                                             Present)**, Director, Clear
Dallas, TX 75201-4618                                                  Channel Communications (1984-
                                                                       Present); Director, CenterPoint
                                                                       Properties, Inc. (1994-
                                                                       Present); Trustee, American
                                                                       AAdvantage Funds and American
                                                                       AAdvantage Mileage Funds (1996-
                                                                       Present).

Ben J. Fortson (65)                         Trustee                    President and CEO, Fortson Oil
301 Commerce St.,                                                      Company (1958-Present);
Suite 3301                                                             Director, Kimbell Art
Fort Worth, TX 76102                                                   Foundation (1964-Present);
                                                                       Director, Burnett Foundation
                                                                       (1987-Present); Honorary
                                                                       Trustee, Texas Christian
                                                                       University (1986-Present);
                                                                       Trustee, American AAdvantage
                                                                       Funds and American AAdvantage
                                                                       Mileage Funds (1996-Present).

                                            POSITION WITH              PRINCIPAL OCCUPATION DURING
NAME, AGE AND ADDRESS                       AMR TRUST                  PAST 5 YEARS
---------------------                       ---------                  ------------
John S. Justin (81)                         Trustee                    Chairman and Chief Executive
2821 West Seventh Street                                               Officer, Justin Industries,
Fort Worth, Texas 76107                                                Inc. (a diversified holding
                                                                       company) (1969-Present);
                                                                       Executive Board Member, Blue
                                                                       Cross/Blue Shield of Texas
                                                                       (1985-Present); Board Member,
                                                                       Zale Lipshy Hospital (1993-
                                                                       Present); Trustee, Texas
                                                                       Christian University (1980-
                                                                       Present); Director and
                                                                       Executive Board Member,
                                                                       Moncrief Radiation Center
                                                                       (1985-Present); Director, Texas
                                                                       New Mexico Enterprises (1984-
                                                                       1993); Director, Texas New
                                                                       Mexico Power Company (1979-
                                                                       1993); Trustee, American
                                                                       AAdvantage Funds (1989-
                                                                       Present); and Trustee, American
                                                                       AAdvantage Mileage Funds (1995-
                                                                       Present).




Stephen D. O'Sullivan*(62)                  Trustee                    Consultant (1994-Present); Vice
                                                                       President and Controller,
                                                                       American Airlines, Inc. (1985-
                                                                       1994), Trustee, American
                                                                       AAdvantage Funds (1987-
                                                                       Present); and Trustee, American
                                                                       AAdvantage Mileage Funds (1995-
                                                                           Present)

                                            POSITION WITH              PRINCIPAL OCCUPATION DURING
NAME, AGE AND ADDRESS                       AMR TRUST                  PAST 5 YEARS
---------------------                       ---------                  ------------

Roger T. Staubach (56)                      Trustee                    Chairman of the Board and Chief
6750 LBJ Freeway                                                       Executive Officer (1982-
Dallas, Texas 75240                                                    Present) and President (1983-
                                                                       1991) of The Staubach Company
                                                                       (a commercial real estate
                                                                       company); Director, Halliburton
                                                                       Company (1991-present);
                                                                       Director, Brinker International (1993-
                                                                       present); Director, International
                                                                       Home Foods, Inc. (1997-present);
                                                                       Member of the Advisory Board,
                                                                       The Salvation Army; Member of
                                                                       the Advisory Board, Dallas
                                                                       International Sports
                                                                       Commission; Member of the
                                                                       Advisory Board, Hartford
                                                                       Whalers Hockey Club; Trustee,
                                                                       Institute for Aerobics
                                                                       Research; Member of Executive
                                                                       Council, Daytop/Dallas; former
                                                                       quarterback of the Dallas
                                                                       Cowboys professional football
                                                                       team; Trustee, American
                                                                       AAdvantage Funds and American
                                                                       AAdvantage Mileage Funds (1995-
                                                                       Present).


Kneeland Youngblood                         Trustee                    President, Youngblood
(41)                                                                   Enterprises, Inc. an
2305 Cedar Springs Road                                                investment and management
Suite 401                                                              firm) (1983-Present); Trustee,
Dallas, Texas 75201                                                    Teachers Retirement System of
                                                                       Texas (1993-Present); Director,
                                                                       United States Enrichment
                                                                       Corporation (1993-Present);
                                                                       Director, Just For the Kids
                                                                       (1995-Present); Director,
                                                                       Starwood Financial Trust
                                                                       (1998-Present) Member, Council
                                                                       on Foreign Relations (1995-
                                                                       Present); Trustee, American
                                                                       AAdvantage Funds and American
                                                                       AAdvantage Mileage Funds (1996-
                                                                       Present).


Nancy A. Eckl (35)                          Vice President             Vice President, AMR Investment
                                                                       Services, Inc. (1990-Present).

Michael W. Fields (44)                      Vice President             Vice President, AMR Investment
                                                                       Services, Inc. (1988-Present).

                                            POSITION WITH              PRINCIPAL OCCUPATION DURING
NAME, AGE AND ADDRESS                       AMR TRUST                  PAST 5 YEARS
---------------------                       ---------                  ------------
Barry Y. Greenberg (34)                     Vice President             Director, Legal and Compliance,
                                            and Assistant              AMR Investment Services, Inc.
                                            Secretary                  (1995-Present); Branch Chief
                                                                       (1992-June 1995) and Staff
                                                                       Attorney (1988-1992),
                                                                       Securities and Exchange
                                                                       Commission.

Rebecca L. Harris (31)                      Treasurer                  Director of Finance (1995-
                                                                       Present), Controller (1991-
                                                                       1995), AMR Investment Services,
                                                                       Inc.

John B. Roberson (39)                       Vice President             Vice President, AMR Investment
                                                                       Services, Inc. (1991-Present).

Thomas E. Jenkins, Jr. (31)                 Assistant                  Senior Compliance Analyst, AMR
                                            Secretary                  Investment Services, Inc.
                                                                       (1996-Present); Staff
                                                                       Accountant (1994-1996) and
                                                                       Compliance Examiner (1991-
                                                                       1994), Securities and Exchange
                                                                       Commission.

Adriana R. Posada (43)                      Assistant                  Senior Compliance Analyst
                                            Secretary                  (1996-Present) and Compliance
                                                                       Analyst (1993-Present), AMR
                                                                       Investment Services, Inc.;

Robert J. Zutz (45)                         Secretary                  Partner, Kirkpatrick & Lockhart
1800 Massachusetts Ave. NW                                             LLP (law firm).
Washington, D.C. 20036



* Messrs. Quinn and O'Sullivan, by virtue of their current or former positions, are deemed to be "interested persons" of the AMR Trust as defined by the 1940 Act.

** The law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") provides legal services to American Airlines, Inc., an affiliate of AMR Investment Services, Inc. Mr. Feld has advised the AMR Trust that he has had no material involvement in the services provided by Akin, Gump to American Airlines, Inc. and that he has received no material benefit in connection with these services. Akin, Gump does not provide legal services to AMR Investment Services, Inc. or AMR Corporation.

         All Trustees and officers as a group own less than 1% of the outstanding shares of the AMR Trust.

         As compensation for their service to the AMR Trust, the Independent Trustees and their spouses receive free air travel from American Airlines, Inc., an affiliate of AMR. Trustees are also reimbursed for any expenses incurred in attending Board meetings. Mr. O'Sullivan, who as a retiree of American Airlines, Inc. already receives free airline travel, receives compensation annually of up to three round-trip airline tickets for each of his three adult children. The Trust does not pay for these travel arrangements. However, the Trust compensates each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. These amounts are reflected in the following table for the fiscal year ended October 31, 1997.



                                                                 PENSION OR
                                                                 RETIREMENT
                                                                  BENEFITS
                                                 ACCRUED          ESTIMATED                          TOTAL
                                                AGGREGATE          PART OF          ANNUAL       COMPENSATION
                                              COMPENSATION         THE AMR         BENEFITS          FROM
                                                  FROM             TRUST'S           UPON         AMR'S FUND
NAME OF TRUSTEE                                 THE TRUST         EXPENSES        RETIREMENT        COMPLEX
---------------                                 ---------         --------        ----------        -------

William F. Quinn                                 $     0               $0                $0          $     0
Alan D. Feld                                     $15,962               $0                $0          $63,850
Ben J. Fortson                                   $ 6,802               $0                $0          $27,209
John S. Justin                                   $   225               $0                $0          $   901
Stephen D. O'Sullivan                            $   493               $0                $0          $ 1,973
Roger T. Staubach                                $ 8,269               $0                $0          $33,076
Kneeland Youngblood, M.D.                        $ 9,525               $0                $0          $38,099



INVESTMENT ADVISERS

         INTRUST Bank, N.A. ("INTRUST") has provided investment advisory services to the Funds since inception pursuant to an Advisory Agreement with the Trust (the "Advisory Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, INTRUST makes investment decisions for the Funds. The Advisory Agreement provides that, as compensation for services thereunder, INTRUST is entitled to receive from each Fund it manages a monthly fee at an annual rate based upon average daily net assets of the Fund as set forth in the table of Fund Expenses in the Prospectus.


         INTRUST is a majority-owned subsidiary of INTRUST Financial Corporation (formerly First Bancorp of Kansas), a bank holding company. INTRUST is a national banking association which provides a full range of banking and trust services to clients. As of December 31, 1997, total assets under management were approximately $2 billion. The principal place of business address of the Adviser is 105 North Main Street, Box One, Wichita, Kansas 67201.


         The Investment Advisory Contracts for the Funds will continue in effect for a period beyond two years from the date of their execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contracts may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by the Adviser, on 60 days' written notice by either party to the Contract and will terminate automatically if assigned.


         ARK Asset Management Co., Inc. ("ARK") serves as sub-adviser to the Stock Fund. Located in New York, ARK's predecessor was established in 1929 as the private money management division of Lehman Brothers. In 1989, the division became an independent company when the employees purchased the institutional money management business from Shearson Lehman Brothers. As of September 30, 1997, ARK managed approximately $_____ billion, including $_____ billion in large capitalization value portfolios, for more than ___ institutional and individual clients. The minimum account size for a separately managed Large Cap Value account is $50 million.

         Galliard Capital Management ("Galliard") serves as sub-adviser to the Short-Term Bond Fund and the Intermediate Bond Fund. Galliard, a wholly-owned subsidiary of Norwest Bank Minnesota, was formed July 1, 1995 to specialize in the management of institutional fixed income portfolios. As of December 31, 1997, Galliard managed approximately $3.4 billion in assets.

         AMR Investment Services, Inc. serves as sub-advisor to the Money Market Fund. AMR, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. American Airlines, Inc. is not responsible for investments made by AMR. As of December 31, 1997, AMR provides investment advice with respect to approximately $18.4 billion in assets, including approximately $14.2 billion of assets on behalf of AMR Corporation and its primary subsidiary, American Airlines, Inc. For the subadvisory services it provides to the Money Market Fund, AMR receives from the Adviser and not the Funds monthly fees based upon average daily net assets at the annual rate of 0.20%.


THE PORTFOLIO

         AMR oversees all administrative, investment advisory and portfolio management services to the Portfolio. The assets of the Portfolio are allocated by AMR among one or more investment advisers. AMR also acts as investment adviser to the Portfolio and is required to furnish at its expense all services, facilities and personnel necessary in connection with managing and administering the Portfolio's investments and effecting portfolio transactions for the Portfolio.

         AMR provides the Portfolio with office space, office equipment and personnel necessary to manage and administer the Portfolio's operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Portfolio by third parties. AMR also develops the investment program for the Portfolio, selects and changes investment advisers (subject to approval by the AMR Trust Board and appropriate interest holders), allocates assets among investment advisers, monitors the investment advisers' investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions.


         AMR pays the fees of the investment advisers of the Portfolio. As compensation for paying the investment advisory fees and for providing the Portfolio with advisory and asset allocation services, AMR receives from AMR Trust an annualized fee which is calculated and accrued daily, equal to the sum of 0.10% of the net assets of the Portfolio, plus all fees payable by AMR to the Portfolio Advisers. AMR receives compensation for administrative and oversight functions relating to securities lending of the Portfolio. Currently AMR receives 10% of the net annual interest income from the investment of each collateral or 10% of the loan fees posted by borrowers.

         AMR may enter into new or modified advisory agreements with existing or new investment advisers without approval of International Multi-Manager Stock Fund shareholders or Portfolio interest holders, but subject to approval of the Board and the AMR Trust Board. The SEC issued an exemptive order which eliminates the need for shareholder/interest holder approval, subject to compliance with certain conditions. These conditions include the requirement that within 90 days of hiring a new advisor or implementing a material change with respect to an advisory contract, the Portfolio send a notice to shareholders containing information about the change that would be included in a proxy statement.

         The Advisory Agreement between the Portfolio and AMR will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees of the AMR Trust or by vote of the holders of beneficial interest of the Portfolio, and in either case by a majority of the Trustees of the AMR Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

         The Advisory Agreement with respect to the Portfolio is terminable without penalty by the Portfolio on 60 days' written notice when authorized either by vote of the Portfolio's shareholders or by a vote of a majority of the Board of Trustees of the AMR Trust, or by AMR on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that, with respect to the Portfolio, neither AMR nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance if its or their duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of AMR's or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement. The Advisory Agreement provides that AMR may render services to others.

         The advisory fees are accrued daily and paid monthly. The Adviser, in its sole discretion, may waive all or any portion of its advisory fee with respect to the Portfolio.

         Following is a description of the Portfolio Advisers, each of which has been retained by AMR, on behalf of the Portfolio, to provide advisory services to the Portfolio.


         Hotchkis and Wiley, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley is a division of the Capital Management Group, a wholly-owned indirect subsidiary of Merrill Lynch & Co., Inc. Assets under management as of December 31, 1997 were approximately $12.3 billion, which included approximately $1.1 billion of assets of AMR and its subsidiaries and affiliated entities. Hotchkis and Wiley also serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio of the AMR Trust. The advisory contract provides for AMR to pay Hotchkis and Wiley an annualized fee equal to 0.60% of the first $10 million of assets under its discretionary management, 0.50% of the next $140 million of assets 0.30% on the next $50 million of assets 0.20% of the next $800 million of assets and 0.15% of all excess AMR Trust assets managed by Hotchkis and Wiley.

         Morgan Stanley Asset Management Inc. ("MSAM"), 25 Cabot Square, London, United Kingdom E144QA, is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. As of September 30, 1997, MSAM had assets under management totaling approximately $142.5 billion, including approximately $122.3 billion under active management and $20.2 billion as named fiduciary or fiduciary adviser. As of September 30, 1997, MSAM had investment authority over approximately $561.9 million of assets of AMR and its subsidiaries and affiliated entities. For its services, AMR pays MSAM an annual fee equal to 0.80% of the first $25 million in AMR Trust assets under its discretionary management, 0.60% of the next $25 million in assets, 0.50% of the next $24 million in assets and 0.40% on all excess assets.


         Templeton Investment Counsel, Inc. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1997, Templeton had discretionary investment management authority with respect to approximately $21.7 billion of assets, including approximately $511.6 million of assets of AMR and its subsidiaries and affiliated entities. For its services, AMR pays Templeton an annualized fee equal to 0.50% of the first $100 million in AMR Trust assets under its discretionary management, 0.35% of the next $50 million in assets, 0.30% of the next $250 million in assets and 0.25% on assets over $400 million.

         The AMR Trust and AMR also entered into a Management Agreement dated October 1, 1995, as amended July 25, 1997, that obligates AMR to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust.

         Advisory Fees. For the fiscal year ended October 31, 1997, the Advisers and Subadvisers to the separate Funds were entitled to advisory fees in the following amounts:

                                                                                          ADVISORY FEES
                                                                                          -------------
                                                                                          FYE 10/31/97
                                                                                          ------------
                                                                                 EARNED                    WAIVED
                                                                                 ------                    ------
         AMR Investment Services, Inc.
              Money Market Fund(a)                                              $120,772                    $72,463
              International Multi-Manager
              Stock Fund (c)                                                      87,171                     10,897
         Galliard Capital Management, Inc.
              Short-Term Bond Fund(b)                                           $129,156                    $67,807
              Intermediate Bond Fund(b)                                          108,244                     29,767
         Ark Asset Management, Inc.
              The Stock Fund(b)                                                 $423,540                    $55,060
         INTRUST Bank, N.A.
              Kansas Tax-Exempt Bond Fund(d)                                     $50,811                    $50,811

(a)      Commenced operations on January 23, 1997.
(b)      Commenced operations on January 21, 1997.
(c)      Commenced operations on January 20, 1997.
(d) For the period from September 1, 1997 through October 31, 1997. Effective September 1, 1997, the Kansas Tax-Exempt Bond fund changed its fiscal year end to October 31, 1997.

         For the fiscal year ended August 31, 1997, INTRUST Bank, N.A., as Adviser to the Kansas Tax-Exempt Bond Fund, was entitled to advisory fees in the amount of $241,317 from the Fund but waived these fees in their entirety. For the fiscal years ended August 31, 1996 and August 31, 1995, INTRUST Bank, N.A., as Advisor to the Kansas Tax Free Income Portfolio of SEI Tax-Exempt Trust, the predecessor to the Fund (the "Predecessor Kansas Fund"), was entitled to advisory fees in the amount of $202,000 and $188,000 respectively, but waived these fees in their entirety.


DISTRIBUTION OF FUND SHARES

         The Trust retains BISYS to serve as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

DISTRIBUTION PLAN

         The Trustees of the Fund have voted to adopt a Master Distribution Plan (the "Plan") pursuant to Rule l2b-1 of the Investment Company Act of 1940 (the "1940 Act") after having concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan provides for a monthly payment by the Fund to the Distributor in such amounts that the Distributor may request or for direct payment by the Fund, for certain costs incurred under the Plan, subject to periodic Board approval, provided that each such payment is based on the average daily value of the Fund's net assets during the preceding month and is calculated at an annual rate not to exceed 0.25%. The Distributor will use all amounts received under the Plan for payments to broker-dealers or financial institutions (but not including banks) for their assistance in distributing shares of the Fund and otherwise promoting the sale of Fund shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or financial institution has a distributing relationship. The Distributor may also use all or any portion of such fees to pay Fund expenses such as the printing and distribution of prospectuses sent to prospective investors; the preparation, printing and distribution of sales literature and expenses associated with media advertisements.


         The Plan provides for the Distributor to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who neither are "interested persons" (as defined in the 1940
Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan and the related Administrative Services Contract between the Trust and the Sponsor have been approved, and are subject to annual approval, by the Board of Trustees and by the Trustees who neither are "interested persons" nor have any direct or indirect financial interest in the operation of the Plan or in the Administrative Services Contract, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Board of Trustees and the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Administrative Services Contract voted to approve the Plan at a meeting held on December 15, 1997. The Plan was submitted to the shareholders of the Fund and approved at a special meeting held on November 25, 1996. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in the Administrative Services Contract or by vote of the holders of a majority of the shares of the Fund.

         Distribution Fees. For the period ended October 31, 1997, BISYS, as Distributor to the Funds, was entitled to distribution fees in the following amounts:

                                                                                        DISTRIBUTION FEES
                                                                                        -----------------
                                                                                          FYE 10/31/97
                                                                                          ------------
                                                                                 EARNED                    WAIVED
         Money Market Fund                                                      $120,770                   $120,770
         Short-Term Bond Fund                                                     80,723                     80,723
         Intermediate Bond Fund                                                   67,653                     67,653
         Stock Fund                                                              105,886                    105,886
         International Multi-Manager Stock Fund                                   54,482                     54,482
         Kansas Tax-Exempt Bond Fund                                                 ---                        ---

         For fiscal years ended August 31, 1996 and August 31, 1995, SEI Financial Services Company, as Distributor to the Predecessor Fund, retained as distribution fees $1,614 and $3,468, respectively, in connection with the sales charges collected on shares of the Predecessor Kansas Fund. For the fiscal year ended August 31, 1997, inasmuch as the Kansas Tax-Exempt Bond Fund's shares were no longer subject to a sales charge, no distribution fees were paid to BISYS as Distributor.

ADMINISTRATION AND FUND ACCOUNTING SERVICES

         BISYS provides management and administrative services necessary for the operation of the Funds, including, among other things: (i) preparation of shareholder reports and communications; (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Adviser, the Distributor, transfer agent, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.20% (15% for International Multi-Manager Fund, while invested in the Portfolio) of each Fund's average daily net assets.

         The Administration Agreement is for a one year term and is subject to annual approval by a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Contract. The Administration Agreement will terminate automatically in the event of its assignment.

         Administration Fees. For the period ended October 31, 1997, BISYS, as Administrator to the Funds was entitled to administration fees in the following amounts:

                                                                                       ADMINISTRATION FEES
                                                                                       -------------------
                                                                                        For FYE 10/31/97
                                                                                        ----------------
                                                                                 EARNED                    WAIVED
         Money Market Fund                                                       $96,617                     $  ---
         Short-Term Bond Fund                                                     64,579                      2,840
         Intermediate Bond Fund                                                   54,123                      2,945
         Stock Fund                                                               84,709                      2,942
         International Multi-Manager Stock Fund                                   32,690                      7,743
         Kansas Tax-Exempt Bond Fund                                              33,874                     33,874

         For the former fiscal years ended August 31, 1996 and 1995, SEI Fund Management, as administrator/manager to the Predecessor Kansas Fund was entitled to management/administrative services fees in the amounts of $101,000 and $94,000, respectively. Of the amount of the fee stated for the fiscal year ended August 31, 1995, SEI Fund Management waived $3,000.

         Additionally, BISYS Fund Services, Inc. ("BFSI"), an affiliate of BISYS, serves as the Fund Accounting Agent to the Trust pursuant to a Fund Accounting Agreement. For the fiscal year ended October 31, 1997, BFSI, as Fund Accountant for the Funds was entitled to fees in the following amounts:

                                                                                      FUND ACCOUNTING FEES
                                                                                      --------------------
                                                                                        For FYE 10/31/97
                                                                                        ----------------
                                                                                 EARNED                    WAIVED
         Money Market Fund                                                       $24,065                     $  ---
         Short-Term Bond Fund                                                     27,504                        ---
         Intermediate Bond Fund                                                   27,711                        ---
         Stock Fund                                                               26,079                        ---
         International Multi-Manager Stock Fund                                   23,303                        ---

         Kansas Tax-Exempt Bond Fund                                              17,492                        ---

SERVICE ORGANIZATIONS

         The Trust also contracts with banks (including the Adviser), trust companies, broker-dealers (other than BISYS) or other financial organizations ("Service Organizations") to provide certain administrative services for the Funds. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with shareholders orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in shareholders designating accounts; providing periodic statements showing a shareholder's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a shareholder's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Funds to shareholders; and providing such other services as the Funds or a shareholder reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither BISYS, nor the Distributor will be a Service Organization or receive fees for servicing. Service Organizations for Institution Premium Class shareholders may also provide record keeping, communication with and education of shareholders, fiduciary services (exclusive of investment management) and asset allocation services. With respect to the Kansas Tax-Exempt Bond Fund, shareholder service fees for the period September 1, 1997 through October 31, 1997 amounted to $13,550, but such fees were waived in their entirety. No shareholder service fees were paid with respect to the other INTRUST Funds.


         Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

         The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Trust and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Trust might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                                    EXPENSES

         Except for the expenses paid by INTRUST and BISYS, the Funds bear all costs of their operations.

                        DETERMINATION OF NET ASSET VALUE


         As indicated under "Fund Share Valuation" in the applicable Prospectus, the Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined by the Trust's Board of Trustees to be of minimal credit risks and which (1) have received the highest short-term rating by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), such as "A-1" by Standard & Poor's and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Adviser or the Adviser pursuant to guidelines approved by the Board and subject to the ratification of the Board.


         In addition, the Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts issued by, a single issuer, except that, the Fund may invest in U.S. Government securities or repurchase agreements that are collateralized by U.S. Government securities without any such limitation, and the limitation with respect to puts does not apply to unconditional puts if no more than 10% of a Fund's total assets are invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Trustees to be comparable to those rated in the highest rating category, will be limited to 5% of a Fund's total assets, with investment in any one such issuer being limited to no more than the greater of 1% of a Fund's total assets or $1,000,000.


         Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Funds, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Funds calculated by using available market quotations deviates from $l.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.


         The Non-Money Market Funds value their portfolio securities in accordance with the procedures described in the Prospectus.

                             PORTFOLIO TRANSACTIONS

         Investment decisions for the Funds and the Portfolio and for the other investment advisory clients of the Adviser and the Portfolio Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser and the Portfolio Advisers, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

         The Funds and the Portfolio have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees and the AMR Trust Board, the Adviser and Portfolio Advisers, as appropriate, are primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds and the Portfolio to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser and Portfolio Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

         Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions.

         The cost of executing portfolio securities transactions for the Money Market Fund primarily consists of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Funds or the Sponsor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.

         The Adviser and Portfolio Advisers may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser or Portfolio Advisers. By allocating transactions in this manner, the Adviser and the Portfolio Advisers are able to supplement their research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

         Some of these services are of value to the Adviser and Portfolio Advisers in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fees paid by the Funds and the Portfolio are not reduced because the Adviser or Portfolio Advisers or their affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser and Portfolio Advisers may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser and Portfolio Advisers an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser and Portfolio Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

PORTFOLIO TURNOVER

         Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate normally will not exceed the amounts stated in the Funds' Prospectuses and financial statements. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.


         For the fiscal year ended October 31, 1997, portfolio turnover rates for each of the Funds were 84.41%, 108.73% and 71.76% for the Short-Term Bond Fund, Intermediate Bond Fund and Stock Fund, respectively. For the period September 1, 1997 through October 31, 1997, the portfolio turnover rate for the Kansas Tax-Exempt Bond Fund was 5.87%.


                                    TAXATION


         The Funds have qualified and intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) derive less than 30% of its gross income from the sale or other disposition of certain assets (namely, (i) stock or securities; (ii) options, futures, and forward contracts (other than those on foreign currencies), and (iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities)) held less than 3 months; and
(d) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

TAXATION OF THE PORTFOLIO

         The Portfolio has received a ruling from the IRS to the effect that, among other things, the Portfolio is treated as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, the Portfolio is not subject to federal income tax; instead, each investor in the Portfolio, such as the International Multi-Manager Stock Fund (the "Fund"), is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

         The Fund will be deemed to own a proportionate share of the Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a Regulated Investment Company. Accordingly, the Portfolio intends to conduct its operations so that its corresponding Funds will be able to satisfy all those requirements.

         Distributions to the Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in the Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

         Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Some Funds and the Portfolio may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund or the Portfolio held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's or, in the case of the International Multi-Manager Stock Fund, the Portfolio's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) and the International Multi-Manager Stock Fund will be taxed on its proportionate share of the Portfolio's excess distributions allocated to that holding period even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         A Fund or the Portfolio may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund or the Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's and the Portfolio's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself or the Portfolio to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard.
The Portfolio does not intend to acquire stock of issuers that are considered PFICs.

         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. Proposed legislation, if enacted, would reduce the dividends received deduction from 70 to 50 percent.

         Distributions of net long term capital gains, if any, designated by the Funds as long term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

         Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

         The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call Option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.


         Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds and the Portfolio may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund or the Portfolio at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should contact their own tax advisors in this regard.


         Generally, the hedging transactions undertaken by a Fund or the Portfolio may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund or the Portfolio. In addition, losses realized by a Fund or the Portfolio on a position that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund or the Portfolio of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund or Portfolio which is taxed as ordinary income when distributed to stockholders.

         A Fund or the Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Fund or the Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should contact their own tax advisors in this regard.

         Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund or, in the case of the International Multi-Manager Stock Fund, the Portfolio will be able to engage in transactions in options, futures, and forward contracts.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund or the Portfolio accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund or the Portfolio actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should contact their own tax advisors in this regard.

         Income received by a Fund or the Portfolio from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign governments and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund or, in the case of the International Multi-Manager Stock Fund, its proportionate share of such taxes paid by the Portfolio. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid (or deemed paid) by a Fund, and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund or the Portfolio will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund (including, in the case of the International Multi-Manager Stock Fund, its proportionate share of the Portfolio's foreign source passive income). The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

         The Funds are required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholders U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

         Kansas Tax-Exempt Bond Fund. This Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Fund, exempt interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

         To the extent that the Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

         Upon redemption, sale or exchange of shares in this Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. The discussion above provides additional detail about the income tax consequences of disposing of Fund shares.

         Deductions for interest expense incurred to acquire or carry shares of the Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continue to purchase or carry shares of an investment company (such as this Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

         Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security having market discount will be treated as ordinary taxable income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         Under Kansas law, a mutual fund which qualifies as a regulated investment company generally must have at least 50% of its total assets in Kansas state and local issues at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from Kansas personal income tax. Generally, shareholders who are Kansas residents will not incur Kansas personal income tax on the amount of exempt-interest dividends received by them from the Fund and derived from Kansas state and local issues, whether taken in cash or paid in additional shares. Gain on the sale or redemption of Fund shares is subject to Kansas personal income tax.

         Shareholders will normally be subject to Kansas personal income tax on dividends paid from income derived from taxable securities and other taxable investments, and from securities issued by states other than Kansas and on distribution of capital and other taxable gains.

         The Fund will be required to report to the IRS all distributions of investment company taxable income and net capital gains and gross proceeds from the redemption or exchange of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds from the redemption or exchange of the Fund's shares may be subject to withholding of Federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their taxpayer identification numbers and with required certifications regarding their status under Federal income tax laws.

         A deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. To the extent that exempt-interest dividends paid by a Fund are included in alternative minimum taxable income, corporate shareholders may be subject to the environmental tax.


         Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Fund, the Adviser and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities on the basis of such opinions.


         Persons who may be "substantial users" (or "related persons" to substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of this Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of a Fund should consult their tax advisers about the tax consequences to them of their investments in the Fund.

         Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in Kansas Tax-Exempt Bond Fund may be affected. Since the Trust does not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the INTRUST Funds.

                                OTHER INFORMATION

CAPITALIZATION


         The Trust is a Delaware business trust established under a Declaration of Trust dated January 26, 1996 and currently consists of six separately managed portfolios. Each portfolio is comprised of two classes of shares -- the "Institutional Service Class" and the "Institutional Premium Class." The two classes are identical with the exception that the shareholders in the Institutional Premium Class may pay additional Service Organization fees in an amount up to 0.50% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship for record keeping, communications with and education of shareholders, fiduciary services (excluding investment management) and asset allocation services. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

         Expenses incurred in connection with each Fund's organization and the public offering of its shares have been deferred and are being amortized on a straight-line basis over a period of not more than five years.

         As of February 4, 1998, no person owned of record, or to the knowledge of management beneficially owned five percent or more of the outstanding shares of the respective Fund or classes except as set forth below:

MONEY MARKET FUND
INSTITUTIONAL SERVICE CLASS                          SHARES OWNED                    PERCENTAGE OWNED
---------------------------                          ------------                    ----------------

Transco & Company                                    59,858,959.670                  99.82%
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

SHORT-TERM BOND FUND
INSTITUTIONAL SERVICE CLASS                          SHARES OWNED                    PERCENTAGE OWNED
---------------------------                          ------------                    ----------------

Transco & Company                                    1,529,893.441                   27.13%
Reinvest Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

Transco & Company                                    4,109,833.442                   72.87%
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

INTERMEDIATE BOND FUND
INSTITUTIONAL SERVICE CLASS                          SHARES OWNED                    PERCENTAGE OWNED
---------------------------                          ------------                    ----------------

Transco & Company                                    1,232,016.183                   25.88%
Reinvest Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

Transco & Company                                    3,527,932.255                   74.12%
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

STOCK FUND
INSTITUTIONAL SERVICE CLASS                          SHARES OWNED                    PERCENTAGE OWNED
---------------------------                          ------------                    ----------------

Transco & Company                                    3,961,711.653                   50.46%
Reinvest Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

Transco & Company                                    3,782,506.379                   48.18%
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

INT'L MULTI-MANAGER STOCK FUND
INSTITUTIONAL SERVICE CLASS                          SHARES OWNED                    PERCENTAGE OWNED
---------------------------                          ------------                    ----------------

Transco & Company                                    2,776,488.462                   56.25%
Reinvest Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

Transco & Company                                    2,100,823.291                   42.56%
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

KANSAS TAX-EXEMPT BOND FUND
INSTITUTIONAL SERVICE CLASS                          SHARES OWNED                    PERCENTAGE OWNED
---------------------------                          ------------                    ----------------

Transco & Company                                    10,007,781.724                  94.28
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

         The Funds do not know the extent to which other holders of record were beneficial owners of shares indicated.


VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. When certain matters affect only one class of shares but not another, the shareholders would vote as a class regarding such matters. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


         INTRUST acts as custodian of the Trust's assets. BFSI acts as transfer agent for the Funds. The Trust compensates BISYS for providing personnel and facilities to perform transfer agency related services for the Trust at a rate intended to represent the cost of providing such services. The International Multi-Multi-Manager Stock Fund pays no custodian fees as long as all of its assets are invested in another mutual fund, but incurs its pro-rata portion of the custody fees of Chase Manhattan Bank, N.A. as Portfolio Custodian. The AMR Trust Board has reviewed and approved custodial arrangements for securities held outside of the United States in accordance with Rule 17f-5 of the 1940 Act.

INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP has been selected as the independent auditors for the Trust. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. KPMG Peat Marwick LLP is located at Two Nationwide Plaza, Columbus, Ohio, 43215.


YIELD AND PERFORMANCE INFORMATION

         The Funds may, from time to time, include their yield, effective yield, tax equivalent yield and average annual total return in advertisements or reports to shareholders or prospective investors. For the Kansas Tax-Exempt Bond Fund, such amounts may include returns from its predecessor Fund, the SEI Kansas Tax Free Income Portfolio.

         Current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes such as gains or losses from the sale of securities and unrealized appreciation and depreciation) over a particular seven-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund assumes that all dividends received during the base period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:



Effective Yield = [(Base Period Return + 1)[RAISED TO THE (365/7) POWER]] - 1.

         For the seven-day period ended October 31, 1997, the seven-day effective yield for the Money Market Fund was 4.87%.

         Quotations of yield for the Non-Money Market Fund will be based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

         YIELD = 2[(a-b+ 1)-l]{RAISED TO THE 6TH POWER]
                   -------
                    cd
where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


         For the 30-day period ended October 31, 1997, the yield for the Short-Term Bond Fund and Intermediate Bond Fund were 5.49% and 5.82%, respectively.

         Quotations of tax-equivalent yield for the Kansas Tax-Exempt Bond Fund will be calculated according to the following formula:

         TAX EQUIVALENT YIELD = ( E )
                                -----
                                1-p

         E = Tax-Exempt yield
         p = stated income tax rate

         For the 30-day period ended October 31, 1997, the yield for the Kansas Tax-Exempt Bond Fund was 4.60% and tax equivalent yield, assuming a 39.6% federal tax rate, was 7.62%. Such yield information includes the prior yield of the SEI Kansas Tax Free Income Portfolio.

         Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), calculated pursuant to the following formula:

         P (1 + T)[RAISED TO THE NTH POWER] ___ = ERV


(where P = a hypothetical initial payment of $l,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.


         For the period from commencement of operations (January 20, 1997) through October 31, 1997, the total return for the International Multi-Manager Stock Fund was 9.70%. For the period from commencement of operations (January 21, 1997) through October 31, 1997, the total return for the Short-Term Bond Fund, Intermediate Bond Fund and Stock Fund were 5.13%, 6.77% and 13.10%, respectively.

         For the one year, three year, five year periods ended October 31, 1997, and the period from commencement of operations (December 10, 1990) through October 31, 1997, the average annual total returns for the Kansas Tax-Exempt Bond Fund were were 7.02%, 7.41%, 6.46% and 6.78%, respectively. Such performance includes the prior performance of the SEI Kansas Tax Free Income Portfolio. Of course, past performance is no guarantee as to future performance.


         Quotations of yield and total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In connection with communicating its yields or total return to current or prospective unit holders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexed which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service
Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and average annual total return of the Funds for those investors. Investors who maintain accounts with the Trust as transfer agent will not pay these fees.

FINANCIAL STATEMENTS


         The Report of Independent Auditors and Financial Statements of the Funds for period ended October 31, 1997 are incorporated herein by reference to the Trust's Annual Report, such Financial Statements having been audited by KPMG Peat Marwick LLP, independent auditors, and is so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. The Independent Auditors of the AMR Investment Services International Equity Portfolio is Ernst & Young LLP. Copies of such Annual Report are available without charge upon request by writing to INTRUST Funds Trust, 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning (888) 266-8787.

PART C.  OTHER INFORMATION

Item 24. Financial Statements and Exhibits


         (a)      Financial Statements included in Part A of this Registration
                  Statement:

                  (1) Financial Highlights for the fiscal year ended October 31, 1997 (Audited).


                  (2) Financial Statements included in Part B of this Registration Statement:

                  All Funds:


                  (1) Independent Auditors' Report of KPMG Peat Marwick LLP dated December 19, 1997*

                  (2) Statement of Assets and Liabilities dated October 31, 1997 (Audited)

                  (3) Statement of Operations for the period ended October 31, 1997 (Audited)

                  (4) Statement of Changes in Net Assets for the period ended October 31, 1997 (Audited)*

                  (5) Schedule of Portfolio Investments dated October 31, 1997 (Audited)*

                  (6) Notes to Financial Statements dated October 31, 1997 (Audited)*

                  (7)      Financial Highlights for the period ended October 31,
                           1997*

                  (8) Report of Ernst & Young LLP, Independent Accountants dated December 19, 1997*

                  (9) AMR Investment Services International Equity Portfolio--Statements of Assets and Liabilities for the year ended October 31, 1997 (Audited)*

                  (10) AMR Investment Services International Equity Portfolio--Statement of Operations for the year ended October 31, 1997 (Audited)

                  (11) AMR Investment Services International Equity Portfolio --Statement of Changes in Net Assets dated October 31, 1997 (Audited)*

                  (12) AMR Investment Services International Equity Portfolio --Notes to Financial Statements dated October 31, 1997*

                  (13) AMR Investment Services International Equity Portfolio --Schedule of Investments dated October 31, 1997 (Audited)*

                  * Incorporated by reference to the Fund's Annual Report filed with the Securities and Exchange Commission on January 7, 1998.


                  Kansas Tax-Exempt Bond Fund only:


                           Portfolio of Investments dated August 31, 1997**; Statements of Assets and Liabilities dated August 31, 1997**; Statements of Operations for the period ended August 31, 1997**; Statements of Changes in Net Assets for the period ended August 31, 1997**; Notes to Financial Statements dated August 31, 1997**; Independent Auditors' Report dated October 10, 1997**

                         **Incorporated by reference to the Fund's Annual Report
                           filed with the Securities and Exchange Commission on October 31, 1997.


         (b)      Exhibits

                  (1)      Trust Instrument.(1)

                  (2)      Bylaws of Registrant.(2)

                  (3)      None.

                  (4)      None.

                  (5)(a) Form of Master Investment Advisory Agreement and Supplements between Registrant and Adviser.(1)

                  (5)(b) Form of Sub-Advisory Agreements between Adviser and Sub-Advisers.(1)

                  (5)(d) Form of Master Administration Agreement and Supplements between Registrant and Administrator.(1)

                  (6) Form of Master Distribution Contract and Supplements between Registrant and Distributor.(1)

                  (7)      None.

                  (8) Form of Custodian Contract between Registrant and Custodian.(1)

                  (9)(a) Form of Transfer Agency and Service Agreement between Registrant and Transfer Agent.(1)

                  (9)(b)   Form of Service Organization Agreement.(1)

                  (10) Consent of Baker & McKenzie, counsel to Registrant -- Filed herewith

                  (11)(a)  Consent of KPMG Peat Marwick LLP -- filed herewith


                  (11)(b)  Consent of Arthur Andersen LLP -- filed herewith

                  (11)(c)  Consent of Ernst & Young LLP -- filed herewith


                  (12)     None.

                  (13)     Subscription Agreement.(1)

                  (14)     None.

                  (15) Form of Rule 12b-1 Distribution Plan and Agreement between Registrant and Distributor.(1)

                  (16)     Schedule of Computation of Performance
                           Calculation.(2)

                           Schedule of Computation of Performance Calculation for Kansas Tax Exempt Bond Fund (3)

                           Schedule of Computation of Performance Calculations for all Funds -- filed herewith

                  (17)     Financial Data Schedules--filed herewith


                  (18)     Rule 18f-3 Plan.(1)

         Other Exhibits:


                  (A)      Power of Attorney.(1)
                  (B) Power of Attorney dated February 9, 1998--filed herewith


(1) Previously filed on December 23, 1996 as part of Pre-Effective Amendment No. 3 and incorporated by reference herein.


(2) Previously filed with Post-Effective Amendment No. 1 on June 27, 1997, and incorporated by reference herein.

(3) Previously filed with Post-Effective Amendment No. 2 on December 22, 1997, and incorporated by reference herein.


Item 25.          Persons Controlled by or under Common Control with Registrant.

                  None.


Item 26.          Number of Holders of Securities at February 4, 1999.

                  Money Market Fund                                              2
                  Short-Term Bond Fund                                           3
                  Intermediate Bond Fund                                         3
                  Stock Fund                                                    10
                  International Multi-Manager Stock Fund                         7
                  Kansas Tax-Exempt Bond Fund                                    1


Item 27.          Indemnification.

         As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article X of the Registrant's Trust Instrument (Exhibit 1 to the Registration Statement), Section 4 of the Master Investment Advisory Contract between Registrant and the Adviser (Exhibit 5(a) to this Registration Statement), and Section 14 of the Master Distribution Contract between Registrant and the Distributor (Exhibit 6 to this Registration Statement) officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and

Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The Registrant will purchase an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

         Section 4 of the Master Investment Advisory Contract between Registrant and the Adviser and Section 9 of the Master Distribution Contract between Registrant and the Distributor limit the liability of the Adviser, and the distributor to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

         The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws, Investment Advisory Contracts and Distribution Contract in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 28.          Business and Other Connections of INTRUST Bank, N.A.


         INTRUST Bank, N.A. is a majority-owned subsidiary of INTRUST Financial Corporation (formerly First Bancorp of Kansas), a bank holding company. INTRUST Bank, N.A. is a national banking association which provides a full range of banking and trust services to clients. As of December 31, 1997 total assets under management were approximately $2 billion. The principal place of business address of the Adviser is 105 North Main Street, Box One, Wichita, Kansas 67201. The executive officers of INTRUST Bank, N.A. and INTRUST Financial Corporation and such executive officers' positions during the past two years are as follows:


         INTRUST Bank, N.A.
         ------------------

                  Name                                        Position and Office
                  ----                                        -------------------

                  C.Q. Chandler, IV                           Chairman, President and Chief Executive Officer
                                                              (Vice Chairman prior to February, 1996)

                  J.V. Lentell                                Vice Chairman

                  Ron Baldwin                                 Vice Chairman (Hired February, 1996; Executive Vice
                                                              President, Fourth Financial Corporation prior to
                                                              February, 1996)

                  Rick Beach                                  Executive Vice President (Senior Vice President,
                                                              INTRUST Financial Corporation prior to March, 1996)

         INTRUST Financial Corporation
         -----------------------------

                  Name                                        Position and Office
                  ----                                        -------------------

                  C.Q. Chandler                               Chairman and Chief Executive Officer

                  C.Q. Chandler, IV                           President

                  J.V. Lentell                                Vice Chairman - INTRUST Bank, N.A.

                  Ron Baldwin                                 Vice Chairman - INTRUST Bank, N.A. (Hired February,
                                                              1996; Executive Vice President, Fourth Financial
                                                              Corporation prior to February, 1996)

                  Rick Beach                                  Executive Vice President (Senior Vice President,
                                                              prior to March, 1996)

Item 29.          Principal Underwriter

                  (a) BISYS acts as Distributor/Underwriter for other registered investment companies.

                  (b)      Officers and Directors.


         Name and Principal                 Positions and                  Positions and Offices
         Business Address                   Offices with Registrant        with Underwriter
         ----------------                   -----------------------        ----------------

         BISYS Fund Services, Inc.                None                     Sole General Partner
         3435 Stelzer Road
         Columbus, Ohio 43219

         WC Subsidiary Corporation                None                     Sole Limited Partner
         150 Clove Road
         Little Falls, New Jersey 07424

         The BISYS Group, Inc.                    None                     Sole Shareholder
         150 Clove Road
         Little Falls, New Jersey 07424

                  (c)      Not applicable.

Item 30.          Location of Accounts and Records


         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of BISYS located at 3435 Stelzer Road, Columbus, Ohio 43219 and INTRUST at 105 North Main Street, Box One, Wichita, Kansas 63201 and AMR Investment Services, Inc., at 4333 Amon Carter Boulevard, MD, 5645, Forth Worth, Texas 76155.

Item 31.          Management Services

                  Not applicable.


Item 32.          Undertakings.

         (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the removal of a trustee if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

         (b) Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that section applied to the Registrant.

         (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, and State of Ohio, on February 27, 1998.


                                              INTRUST FUNDS TRUST

                                              By:  /s/ David Bunstine
                                                  ------------------------
                                                       David Bunstine, President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                        Title                 Date

/s/  Terry L. Carter*
------------------------------------
     Terry L. Carter                             Trustee               February 27, 1998

/s/  Thomas F. Kice*
------------------------------------
     Thomas F. Kice                              Trustee               February 27, 1998

/s/  George Mileusnic*
------------------------------------
     George Mileusnic                            Trustee               February 27, 1998

/s/  John J. Pileggi*
------------------------------------
     John J. Pileggi                             Trustee               February 27, 1998

/s/  Thomas E. Shea*
------------------------------------
     Thomas E. Shea                              Trustee               February 27, 1998

/s/  G.L. Best*
------------------------------------
     G.L. Best                                   Trustee               February 27, 1998

/s/  David Bunstine
------------------------------------
     David Bunstine                              President             February 27, 1998

/s/  Paul Kane                                   Treasurer             February 27, 1998
------------------------------------             (Principal Financial
     Paul Kane                                   and Accounting Officer)


*By: /s/ David Bunstine
     ------------------------------------
              David Bunstine
              Attorney-in-Fact

                                   SIGNATURES


         AMR Investment Services Trust has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of the INTRUST Funds Trust to be signed on its behalf by the undersigned only with respect to disclosures relating to the International Equity Portfolio, a series of the AMR Investment Services Trust, hereunto duly authorized, in the City of Fort Worth and the State of Texas on February 27, 1998.

                                           AMR INVESTMENT SERVICES TRUST

                                           By:  /s/  William F. Quinn
                                               ------------------------------
                                                     William F. Quinn, President

Attest:

/s/  Barry Y. Greenberg
------------------------------------
     Barry Y. Greenberg, Vice President
     and Assistant Secretary

         This Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of the INTRUST Funds Trust has been signed below by the following persons in the capacities and on the dates indicated only with respect to disclosures relating to the International Equity Portfolio, a series of the AMR Investment Services Trust.

/s/  William F. Quinn                                   President and          February 27, 1998
--------------------------------------------               Trustee
     William F. Quinn

/s/  Alan D. Feld*                                         Trustee             February 27, 1998
--------------------------------------------
     Alan D. Feld

/s/  Ben J. Fortson*                                       Trustee             February 27, 1998
--------------------------------------------
     Ben J. Fortson

/s/  John S. Justin*                                       Trustee             February 27, 1998
--------------------------------------------
     John S. Justin

/s/  Stephen D. O'Sullivan*                                Trustee             February 27, 1998
--------------------------------------------
     Stephen D. O'Sullivan

/s/  Roger T. Staubach*                                    Trustee             February 27, 1998
--------------------------------------------
     Roger T. Staubach

/s/  Dr. Kneeland Youngblood*                              Trustee             February 27, 1998
--------------------------------------------
     Dr. Kneeland Youngblood

By:  /s/ William F. Quinn
   -----------------------------------------
        William F. Quinn, Attorney-in-Fact